UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	September 30, 2019

Date of reporting period:	October 1, 2018 — September 30, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Growth Fund

Annual report
9 | 30 | 19

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PAEAX

Putnam Dynamic
Asset Allocation
Growth Fund

Annual report
9 | 30 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

November 7, 2019

Dear Fellow Shareholder:

We believe your mutual fund investment offers a number of advantages, such as investment diversification and daily liquidity. Putnam funds also include a commitment to active investing. Putnam’s portfolio managers and analysts take a research-intensive approach that incorporates risk management strategies designed to serve you through changing conditions.

To support your overall investment program, we believe that the counsel of a financial advisor is prudent. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals, determining your appropriate level of risk, and reviewing your investments on a regular basis.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you. We thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Growth Fund is designed for investors seeking capital appreciation. The fund’s target mix of 80% stocks and 20% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

2 Dynamic Asset Allocation Growth Fund

Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Dynamic Asset Allocation Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/19. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 16–17.

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What was the market environment during the reporting period?

International financial markets had uneven results during the reporting year. The U.S.–China trade conflict, signs of slowing global growth, and fears of a recession have weighed on global equity markets. Market volatility sent stocks on a rollercoaster ride before they recouped some of the losses by the end of the period. The S&P 500 Index, a broad measure of U.S. stocks, rallied 4.25% and the MSCI World Index [ND] rose 1.83% during the period.

President Trump’s back-and-forth exchange with China regarding trade and tariffs has increased volatility in asset markets and soured business sentiment. China and the United States, the world’s two largest economies, have imposed tariffs on billions of dollars’ worth of one another’s exports since the start of 2018. As of September 2019, both countries indicated that trade officials will try to resolve their differences despite higher tensions over the summer.

Against this backdrop, the Federal Reserve lowered short-term interest rates for the second time this year. The July 2019 cut was the first since the financial crisis as the central bank acted to guard the economy against trade

Dynamic Asset Allocation Growth Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 9/30/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/19. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

6 Dynamic Asset Allocation Growth Fund

uncertainties and cooling global growth. The rate cuts are also part of an effort to keep borrowing cheap, credit available, and businesses and consumers confident.

Geopolitical uncertainty also weighed on markets in Europe. British Prime Minister Boris Johnson suspended Parliament, escalating fears that an October 2019 no-deal Brexit would become reality. However, a high court decision reversed the suspension. Germany, Europe’s largest economy, was on the brink of a recession. As the world was bracing for more turbulence, central banks around the world have been cutting borrowing costs. The European Central Bank lowered one of its policy rates to a record low and rolled out a broader package of monetary stimulus.

Market worries also drove many investors to bonds. Different parts of the U.S. Treasury yield curve inverted during the period, stoking fear the economy may be headed for a recession. The difference in the yields of the 2-year and the benchmark 10-year Treasury note turned negative in August 2019 for the first time since 2007. In addition, the 1-year, 2-year, and 10-year note yields have traded below the 3-month yield. The interest rate-sensitive Bloomberg Barclays U.S. Aggregate Bond Index rose 10.30% during the 12-month reporting period.

How did Putnam Dynamic Asset Allocation Growth Fund perform during the period?

The Dynamic Asset Allocation Growth Fund declined 1.25% because of some weakness in asset allocation and active implementation decisions. The fund underperformed its primary benchmark, the all-equity Russell 3000 index, a broad index of U.S. stocks. The fund underperformed its secondary, custom benchmark, the Putnam Growth Blended Benchmark, which contains both stocks and bonds.

What strategies affected performance?

The fund’s underperformance against the custom, multi-asset benchmark over the past year was driven by a combination of dynamic allocation decisions and active implementation/security selections.

Most of the fund’s asset allocation weakness was from the fourth quarter of 2018. We entered the fourth quarter with an out-of-benchmark commodities position and an underweight position in duration risk relative to the custom benchmark. We increased our exposure to equities at the end of October 2018 and in mid-November 2018 — both times expecting a reversal in the markets, which did not immediately materialize. In addition, we also increased our commodity position in mid-November on the belief that the sell-off was overdone and that commodities were priced at attractive levels. We were too optimistic in our expectations of a near-term reversal, but a reversal did eventually materialize. Maintaining these positions helped offset some of the negative performance as energy and stock prices rebounded at the start of 2019.

Our active implementation decisions and security selections also detracted during the period. They were driven by our quantitative strategies for U.S. large-cap and international developed equity markets. Our team analyzes stock market history to identify characteristics of stocks [factors] that have excess risk-adjusted returns. Despite a strong long-term relationship between these factors and positive stock performance, the strategies underper-formed. We did see positive contributions from our fixed-income selection strategies, but that was not enough to offset losses from equity selection.

Dynamic Asset Allocation Growth Fund 7

What is your outlook for the markets and the economy?

We expect continued episodic spikes in equity and bond market volatility, as has been the case over the past two years, symptomatic of the late-cycle environment we are now in. We believe investors should remain cautious because of the risks related to the outcome of U.S.–China trade talks and to the downtrend in global growth. The global economy has cooled in 2019 as uncertainties about tariffs have undermined demand for exports and business investment. The continued, gradual slowdown in global economic growth is something we are closely monitoring. We believe the U.S. economy is also likely to expand at a slower pace compared with 2018. On the positive side, the jobless rate is near an historic low and consumer spending has been strong.

Federal Reserve Open Market Committee [FOMC] members in September 2019 raised predictions of GDP growth for this year to 2.2% from 2.1% in June 2019. Fed Chair Jerome Powell said that central bank officials expect the economy to expand at a moderate rate. He has called the rate cuts “insurance against ongoing risks.” In actual data, the U.S. economy expanded at a 2.1% annual rate in the second quarter after growing 3.1% in the first quarter, according to the latest estimate from the Bureau of Economic Analysis.

We recently eliminated our underweight position in rate-sensitive fixed-income securities. We believe that U.S. interest rates are anchored by the low or even negative rates seen in other global government bonds, although they could move higher over the next several years, in our view.

Our outlook for equities improved slightly during the third quarter. Our quantitative models have recently become more bullish, and we are encouraged by how broad-based recent stock market performance has been.

Finally, we maintain our slightly negative outlook for credit risks. High-yield bond spreads — the difference in yield between two securities — have narrowed, and our

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Growth Fund

quantitative model remains bearish. We believe there is scope for spreads to widen further.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Growth Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. On November 25, 2019, all outstanding class M shares were converted to class A shares, and class M shares are no longer available for purchase. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (2/8/94)
Before sales charge	7.60%	144.07%	9.33%	37.32%	6.55%	26.74%	8.22%	–1.25%
After sales charge	7.35	130.04	8.69	29.43	5.29	19.45	6.10	–6.93
Class B (2/16/94)
Before CDSC	7.36	129.90	8.68	32.26	5.75	23.90	7.40	–1.98
After CDSC	7.36	129.90	8.68	30.46	5.46	20.90	6.53	–6.46
Class C (9/1/94)
Before CDSC	7.27	126.30	8.51	32.18	5.74	23.90	7.40	–2.05
After CDSC	7.27	126.30	8.51	32.18	5.74	23.90	7.40	–2.94
Class M (2/3/95)
Before sales charge	7.06	132.07	8.78	33.89	6.01	24.80	7.66	–1.76
After sales charge	6.92	123.95	8.40	29.20	5.26	20.43	6.39	–5.20
Class P (8/31/16)
Net asset value	7.89	151.35	9.65	39.73	6.92	28.31	8.67	–0.87
Class R (1/21/03)
Net asset value	7.32	137.89	9.05	35.57	6.28	25.78	7.94	–1.52
Class R5 (7/2/12)
Net asset value	7.87	150.36	9.61	39.15	6.83	27.79	8.52	–0.98
Class R6 (7/2/12)
Net asset value	7.90	152.21	9.69	39.84	6.94	28.14	8.62	–0.91
Class Y (7/14/94)
Net asset value	7.87	150.15	9.60	39.06	6.82	27.70	8.49	–0.99

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares

10 Dynamic Asset Allocation Growth Fund

before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 9/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell 3000 Index	9.54%	241.83%	13.08%	64.33%	10.44%	43.65%	12.83%	2.92%
Putnam Growth Blended
Benchmark*	—†	156.62	9.88	45.59	7.80	32.60	9.86	3.56
Lipper Mixed-Asset Target
Allocation Growth Funds	7.49	119.89	8.13	33.38	5.88	24.71	7.62	2.63
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/19, there were 466, 438, 392, 296, and 42 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $22,990 and $22,630, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $22,395. A $10,000 investment in the fund’s class P, R, R5, R6, and Y shares would have been valued at $25,135, $23,789, $25,036, $25,221 and $25,015, respectively.

Dynamic Asset Allocation Growth Fund 11

Fund price and distribution information For the 12-month period ended 9/30/19

Distributions	Class A		Class B	Class C	Class M		Class P	Class R	Class R5	Class R6	Class Y
Number	1		1	1	1		1	1	1	1	1
Income	$0.180		$0.028	$0.048	$0.095		$0.251	$0.138	$0.227	$0.245	$0.225
Capital gains
Long-term
gains	1.010		1.010	1.010	1.010		1.010	1.010	1.010	1.010	1.010
Short-term
gains	0.262		0.262	0.262	0.262		0.262	0.262	0.262	0.262	0.262
Total	$1.452		$1.300	$1.320	$1.367		$1.523	$1.410	$1.499	$1.517	$1.497
	Before	After	Net	Net	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value	value
9/30/18	$17.77	$18.85	$17.29	$16.61	$17.30	$17.93	$18.04	$17.34	$17.98	$18.04	$17.99
9/30/19	15.91	16.88	15.49	14.79	15.46	16.02	16.16	15.49	16.11	16.16	16.12

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. On November 25, 2019, all outstanding class M shares were converted to class A shares, and class M shares are no longer available for purchase. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating expenses
for the fiscal year ended 9/30/18	1.07%	1.82%	1.82%	1.57%	0.66%	1.32%	0.80%	0.70%	0.82%
Annualized expense ratio for the
six-month period ended 9/30/19 *	1.06%	1.81%	1.81%	1.56%	0.65%	1.31%	0.79%	0.69%	0.81%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/19 to 9/30/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$5.38	$9.17	$9.17	$7.91	$3.30	$6.65	$4.01	$3.51	$4.12
Ending value (after expenses)	$1,025.10	$1,021.80	$1,021.40	$1,022.50	$1,027.30	$1,023.80	$1,026.80	$1,027.30	$1,026.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/19, use the following calculation method. To find the value of your investment on 4/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$5.37	$9.15	$9.15	$7.89	$3.29	$6.63	$4.00	$3.50	$4.10
Ending value (after expenses)	$1,019.75	$1,015.99	$1,015.99	$1,017.25	$1,021.81	$1,018.50	$1,021.11	$1,021.61	$1,021.01

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Growth Fund 13

Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

14 Dynamic Asset Allocation Growth Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. On November 25, 2019, all outstanding class M shares were converted to class A shares, and class M shares are no longer available for purchase.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by

Dynamic Asset Allocation Growth Fund 15

a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate

Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross dividend (GD) total return indexes reinvest as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management, comprising 60% the Russell 3000

16 Dynamic Asset Allocation Growth Fund

Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2019, Putnam employees had approximately $473,000,000 and the Trustees had approximately $73,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Asset Allocation Growth Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Dynamic Asset Allocation Growth Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2019. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

Dynamic Asset Allocation Growth Fund 19

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2018. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2021. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends

20 Dynamic Asset Allocation Growth Fund

in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the

Dynamic Asset Allocation Growth Fund 21

performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Mixed-Asset Target Allocation Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2018 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	2nd
Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2018, there were 489, 448 and 400 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2018 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered that Putnam Management believed that the fund’s fourth quartile performance over the one-year period was driven by several factors. The Trustees noted Putnam Management’s view that the fund’s quantitative equity security selection process performed less favorably in 2018’s volatile market. The Trustees also noted Putnam Management’s observation that the fund’s overweight allocation to equities detracted from the fund’s performance, especially in the fourth quarter of 2018. The Trustees additionally considered Putnam Management’s view that the fund’s tactical position in commodities (a position that was not in the fund’s benchmark) detracted from the fund’s performance, as oil prices fell in the fourth quarter.

The Trustees noted that the fund had better performance over longer time periods, as shown by the fund’s first quartile performance over the five-year period ended December 31, 2018. In addition, the Trustees considered the fund’s top-quartile performance for the year-to-date period through February 28, 2019, noting Putnam Management’s observation that the market environment had been more favorable for the fund’s investment process during this recent period. The Trustees considered that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

22 Dynamic Asset Allocation Growth Fund

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Dynamic Asset Allocation Growth Fund 23

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semian-nual report, the highlights table also includes the current reporting period.

24 Dynamic Asset Allocation Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Growth Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 7, 2019

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Dynamic Asset Allocation Growth Fund 25

The fund’s portfolio 9/30/19

COMMON STOCKS (68.9%)*	Shares	Value
Banking (4.3%)
ABN AMRO Group NV GDR (Netherlands)	154,659	$2,726,630
AIB Group PLC (Ireland)	72,602	215,557
Banco Bilbao Vizcaya Argenta (Spain)	808,403	4,212,190
Bank Leumi Le-Israel BM (Israel)	414,729	2,951,570
Bank of Montreal (Canada)	7,965	586,651
Bank Tabungan Pensiunan Nasional Syariah Tbk PT (Indonesia) †	5,565,200	1,293,777
BNP Paribas SA (France)	98,671	4,804,102
BOC Hong Kong Holdings, Ltd. (Hong Kong)	375,500	1,274,392
Canadian Imperial Bank of Commerce (Canada)	6,575	542,487
Citigroup, Inc.	425,900	29,421,172
Commercial International Bank (CIB) Egypt SAE GDR (Egypt)	396,006	1,823,608
Credicorp, Ltd. (Peru)	9,332	1,945,162
Credit Agricole SA (France)	223,202	2,710,129
Hang Seng Bank, Ltd. (Hong Kong)	125,500	2,706,087
HDFC Bank, Ltd. (India)	237,344	4,110,806
HSBC Holdings PLC (United Kingdom)	52,081	399,970
Israel Discount Bank, Ltd. Class A (Israel)	372,894	1,640,144
Itau Unibanco Holding SA ADR (Preference) (Brazil)	238,620	2,006,794
JPMorgan Chase & Co.	355,323	41,817,964
KBC Groep NV (Belgium)	27,398	1,780,400
Mizuho Financial Group, Inc. (Japan)	338,300	518,127
National Australia Bank, Ltd. (Australia)	13,278	266,171
National Bank of Canada (Canada)	14,244	708,733
Popular, Inc. (Puerto Rico)	23,100	1,249,248
Sberbank of Russia PJSC ADR (Russia)	112,518	1,594,943
Sumitomo Mitsui Financial Group, Inc. (Japan)	132,900	4,541,646
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	33,900	1,221,497
Toronto-Dominion Bank (Canada)	13,037	760,168
U.S. Bancorp	7,475	413,667
		120,243,792
Basic materials (2.4%)
Air Liquide SA (France)	4,152	591,027
Akzo Nobel NV (Netherlands)	970	86,473
Anglo American PLC (United Kingdom)	128,113	2,947,538
Arkema SA (France)	20,390	1,900,604
Armstrong World Industries, Inc.	12,500	1,208,750
Asian Paints, Ltd. (India)	120,626	2,999,361
Axalta Coating Systems, Ltd. †	70,200	2,116,530
Azrieli Group, Ltd. (Israel)	1,830	143,715
BHP Billiton PLC (United Kingdom)	102,674	2,187,030
Boliden AB (Sweden)	19,504	448,269
Celanese Corp.	13,900	1,699,831
CF Industries Holdings, Inc.	94,700	4,659,240
China Lesso Group Holdings, Ltd. (China)	1,955,000	1,850,811
Corteva, Inc.	235,700	6,599,600
Covestro AG (Germany)	74,728	3,697,821
CRH PLC (Ireland)	52,281	1,800,115
Eastman Chemical Co.	33,000	2,436,390

26 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.9%)* cont.	Shares	Value
Basic materials cont.
Eiffage SA (France)	4,037	$418,540
Fortescue Metals Group, Ltd. (Australia)	345,692	2,053,259
Glencore PLC (United Kingdom)	17,001	51,161
HeidelbergCement AG (Germany)	36,179	2,615,217
HOCHTIEF AG (Germany)	15,449	1,761,322
JFE Holdings, Inc. (Japan)	28,000	336,647
LyondellBasell Industries NV Class A	9,600	858,912
Newcrest Mining, Ltd. (Australia)	21,304	499,675
NewMarket Corp.	2,600	1,227,434
Nippon Steel Corp. (Japan)	31,400	437,204
Nucor Corp.	6,949	353,774
PPG Industries, Inc.	15,600	1,848,756
Reliance Steel & Aluminum Co.	16,200	1,614,492
Rio Tinto PLC (United Kingdom)	99,174	5,132,427
Rio Tinto, Ltd. (Australia)	5,938	371,408
Sherwin-Williams Co. (The)	1,996	1,097,541
Shin-Etsu Chemical Co., Ltd. (Japan)	34,200	3,656,435
Steel Dynamics, Inc.	82,300	2,452,540
Taisei Corp. (Japan)	52,700	2,039,764
Tosoh Corp. (Japan)	89,500	1,182,021
W.R. Grace & Co.	10,900	727,684
		68,109,318
Capital goods (4.2%)
ACS Actividades de Construccion y Servicios SA (Spain)	65,982	2,636,481
Allison Transmission Holdings, Inc.	48,600	2,286,630
BAE Systems PLC (United Kingdom)	86,858	608,738
Ball Corp.	34,018	2,476,851
Berry Plastics Group, Inc. † S	53,600	2,104,872
Caterpillar, Inc.	41,600	5,254,496
Clean TeQ Holdings, Ltd. (Australia) † S	2,962,063	609,770
Cummins, Inc.	49,500	8,052,165
Curtiss-Wright Corp.	5,700	737,409
Dassault Aviation SA (France)	514	727,184
Dover Corp.	29,600	2,946,976
Emerson Electric Co.	74,900	5,007,814
Faurecia SA (France)	52,905	2,509,530
General Dynamics Corp.	2,343	428,136
HD Supply Holdings, Inc. †	77,150	3,022,351
HEICO Corp.	17,100	2,135,448
Hitachi, Ltd. (Japan)	115,900	4,312,284
Honeywell International, Inc.	88,717	15,010,916
IDEX Corp.	14,800	2,425,424
Ingersoll-Rand PLC	66,700	8,218,107
Johnson Controls International PLC	8,824	387,285
KEI Industries, Ltd. (India)	178,590	1,369,373
L3Harris Technologies, Inc.	2,642	551,227
Legrand SA (France)	25,929	1,850,551
Lockheed Martin Corp.	42,350	16,519,041
Northrop Grumman Corp.	1,489	558,062

Dynamic Asset Allocation Growth Fund 27

COMMON STOCKS (68.9%)* cont.	Shares	Value
Capital goods cont.
Obayashi Corp. (Japan)	102,700	$1,022,013
Republic Services, Inc.	34,300	2,968,665
Roper Technologies, Inc.	7,100	2,531,860
Sandvik AB (Sweden)	238,615	3,717,130
Sunny Friend Environmental Technology Co., Ltd. (Taiwan)	185,000	1,618,962
Teledyne Technologies, Inc. †	5,400	1,738,746
Tervita Corp. (Canada) †	179	1,013
Voltronic Power Technology Corp. (Taiwan)	69,000	1,423,391
Waste Management, Inc.	82,684	9,508,660
		117,277,561
Communication services (3.5%)
Altice USA, Inc. Class A †	135,800	3,894,744
AT&T, Inc.	65,627	2,483,326
BCE, Inc. (Canada)	20,088	971,611
BT Group PLC (United Kingdom)	464,708	1,020,373
Comcast Corp. Class A	505,600	22,792,448
Crown Castle International Corp. R	55,200	7,673,352
Deutsche Telekom AG (Germany)	208,161	3,492,670
Equinix, Inc. R	3,000	1,730,400
Eutelsat Communications SA (France)	25,208	469,144
Hikari Tsushin, Inc. (Japan)	9,000	1,946,081
HKT Trust & HKT, Ltd. (Units) (Hong Kong)	258,000	409,498
Juniper Networks, Inc.	110,709	2,740,048
KDDI Corp. (Japan)	174,800	4,567,029
Megacable Holdings SAB de CV (Units) (Mexico)	288,509	1,162,135
Nippon Telegraph & Telephone Corp. (Japan)	54,200	2,584,557
NTT DoCoMo, Inc. (Japan)	21,100	537,233
Safaricom PLC (Kenya)	7,042,600	1,864,916
SES SA (France)	13,908	253,535
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	7,429,900	2,255,926
Telephone & Data Systems, Inc.	39,400	1,016,520
Telstra Corp., Ltd. (Australia)	1,370,534	3,246,898
Verizon Communications, Inc.	527,874	31,862,474
		98,974,918
Communications equipment (1.2%)
Avaya Holdings Corp. †	10,997	112,499
Cisco Systems, Inc.	649,709	32,102,122
		32,214,621
Computers (1.9%)
Apple, Inc.	153,442	34,366,405
Aspen Technology, Inc. †	22,000	2,707,760
CDW Corp. of Delaware S	29,500	3,635,580
Fortinet, Inc. †	79,900	6,133,124
Fujitsu, Ltd. (Japan)	12,100	968,560
Nuance Communications, Inc. †	49,100	800,821
Otsuka Corp. (Japan)	45,800	1,823,528
ServiceNow, Inc. †	13,100	3,325,435
Synopsys, Inc. †	2,818	386,771
		54,147,984

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.9%)* cont.	Shares	Value
Conglomerates (0.5%)
AMETEK, Inc.	42,800	$3,929,896
Danaher Corp.	59,600	8,608,028
Mitsui & Co., Ltd. (Japan)	15,600	255,083
Orkla ASA (Norway)	45,172	410,923
		13,203,930
Consumer cyclicals (9.1%)
ABC-Mart, Inc. (Japan)	4,200	266,858
Amazon.com, Inc. †	26,384	45,800,249
Aristocrat Leisure, Ltd. (Australia)	160,626	3,317,485
Automatic Data Processing, Inc.	77,787	12,556,378
AutoZone, Inc. †	567	614,980
Berkeley Group Holdings PLC (The) (United Kingdom)	23,130	1,188,486
Best Buy Co., Inc.	115,300	7,954,547
Booking Holdings, Inc. †	7,400	14,523,314
Brambles, Ltd. (Australia)	59,426	457,249
Bridgestone Corp. (Japan)	16,200	626,875
China International Travel Service Corp., Ltd. Class A (China)	116,148	1,514,167
CK Hutchison Holdings, Ltd. (Hong Kong)	183,000	1,615,729
Clear Channel Outdoor Holdings, Inc. †	4,244	10,694
Clicks Group, Ltd. (South Africa)	135,177	1,918,898
Compagnie Generale des Etablissements Michelin SCA (France)	29,835	3,329,912
Companhia De Locacao das Americas (Brazil)	98,598	1,203,124
Compass Group PLC (United Kingdom)	23,101	594,492
CoStar Group, Inc. †	2,700	1,601,640
CP ALL PCL (Thailand)	652,400	1,727,788
Daiwa House Industry Co., Ltd. (Japan)	50,400	1,634,242
Daum Communications Corp. (South Korea)	14,553	1,648,565
Discovery, Inc. Class A † S	114,200	3,041,146
Dollar Tree, Inc. †	6,003	685,302
Ecolab, Inc.	1,200	237,648
Expedia, Inc.	56,800	7,634,488
Extended Stay America, Inc. (Units)	73,800	1,080,432
Fiat Chrysler Automobiles NV (Italy)	236,522	3,060,569
Ford Motor Co.	17,207	157,616
Fox Corp. Class B	4,166	131,396
Fu Shou Yuan International Group, Ltd. (China)	1,875,000	1,657,852
Geberit International AG (Switzerland)	4,575	2,184,706
Genting Bhd (Singapore)	2,057,700	1,310,115
Harvey Norman Holdings, Ltd. (Australia)	87,788	268,414
Harvey Norman Holdings, Ltd. (Rights) (Australia) †	16,452	19,932
HC Brillant Services GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ΔΔ F	2	2
Hermes International (France)	5,831	4,029,387
Hilton Worldwide Holdings, Inc.	70,600	6,573,566
Home Depot, Inc. (The)	5,301	1,229,938
iHeartMedia, Inc. Class A † S	1,805	27,075
Industria de Diseno Textil SA (Inditex) (Spain)	55,350	1,713,337
Interpublic Group of Cos., Inc. (The)	93,000	2,005,080
Jardine Matheson Holdings, Ltd. (Hong Kong)	4,900	262,150

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (68.9%)* cont.	Shares	Value
Consumer cyclicals cont.
JUMBO SA (Greece)	64,761	$1,228,907
KAR Auction Services, Inc. S	67,300	1,652,215
Kering SA (France)	11,417	5,818,175
Kimberly-Clark Corp.	4,168	592,064
Li Ning Co., Ltd. (China)	541,500	1,554,506
Liberty Media Corp.-Liberty SiriusXM Class A †	25,600	1,064,192
Liberty Media Corp.-Liberty SiriusXM Class C †	13,865	581,775
Lowe’s Cos., Inc.	86,100	9,467,556
Macquarie Infrastructure Co., LLC	20,400	805,188
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ΔΔ F	1	1
New Middle East Other Assets GmbH (acquired 8/12/13, cost $1) (Private)
(Germany) † ΔΔ F	1	1
News Corp. Class A	77,248	1,075,292
Nielsen Holdings PLC	91,100	1,935,875
Nintendo Co., Ltd. (Japan)	11,000	4,071,399
Norwegian Cruise Line Holdings, Ltd. †	65,600	3,396,112
Omnicom Group, Inc.	82,500	6,459,750
PayPal Holdings, Inc. †	238,400	24,695,856
Peugeot SA (France)	174,231	4,344,984
Porsche Automobil Holding SE (Preference) (Germany)	4,736	308,172
Poya International Co., Ltd. (Taiwan)	106,820	1,516,679
Publicis Groupe SA (France)	4,935	242,696
PulteGroup, Inc.	33,800	1,235,390
Ross Stores, Inc.	5,548	609,448
RTL Group SA (Belgium)	5,008	240,828
Secom Co., Ltd. (Japan)	2,700	246,165
ServiceMaster Global Holdings, Inc. †	20,600	1,151,540
Shenzhou International Group Holdings, Ltd. (China)	124,100	1,621,374
Sinclair Broadcast Group, Inc. Class A	39,000	1,666,860
Sony Corp. (Japan)	85,100	4,995,419
Subaru Corp. (Japan)	3,700	104,028
Taylor Wimpey PLC (United Kingdom)	618,807	1,228,779
TJX Cos., Inc. (The)	18,671	1,040,722
Toyota Motor Corp. (Japan)	3,400	226,908
Verisk Analytics, Inc. Class A	19,700	3,115,358
Volvo AB (Sweden)	266,866	3,747,870
Walmart, Inc.	110,100	13,066,668
Walt Disney Co. (The)	4,528	590,089
Wilcon Depot, Inc. (Philippines)	3,359,700	1,069,555
Wolters Kluwer NV (Netherlands)	52,395	3,825,090
		252,009,309
Consumer finance (0.9%)
American Express Co.	6,119	723,755
Capital One Financial Corp.	82,300	7,487,654
Chailease Holding Co., Ltd. (Taiwan)	576,634	2,323,301
Discover Financial Services	75,700	6,138,513
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	115,300	665,408
OneMain Holdings, Inc.	22,300	817,964
Synchrony Financial	196,600	6,702,094
		24,858,689

30 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.9%)* cont.	Shares	Value
Consumer staples (7.2%)
AfreecaTV Co., Ltd. (South Korea)	21,817	$1,170,966
Altria Group, Inc.	3,496	142,986
Ashtead Group PLC (United Kingdom)	131,584	3,662,904
Associated British Foods PLC (United Kingdom)	87,534	2,478,659
British American Tobacco PLC (United Kingdom)	58,101	2,148,500
Carlsberg A/S Class B (Denmark)	25,883	3,825,800
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	72	531,677
Coca-Cola Co. (The)	446,919	24,330,270
Coca-Cola European Partners PLC (United Kingdom)	17,722	982,685
Coca-Cola HBC AG (Switzerland)	90,560	2,958,516
Darden Restaurants, Inc.	47,700	5,639,094
Dino Polska SA (Poland) †	33,887	1,326,715
Essity AB Class B (Sweden)	107,644	3,141,606
Fomento Economico Mexicano SAB de CV ADR (Mexico)	40,221	3,683,439
Global Fashion Group SA (acquired 8/2/13, cost $43,833) (Private)
(Luxembourg) † ΔΔ F	194	399
Heineken Holding NV (Netherlands)	2,502	249,117
Hershey Co. (The)	46,945	7,276,006
Imperial Brands PLC (United Kingdom)	88,009	1,978,321
ITOCHU Corp. (Japan)	200,600	4,139,085
Japan Tobacco, Inc. (Japan)	12,200	266,961
Jubilant Foodworks, Ltd. (India)	138,217	2,651,268
Koninklijke Ahold Delhaize NV (Netherlands)	33,810	845,920
LG Household & Health Care, Ltd. (South Korea)	2,324	2,539,370
Mondelez International, Inc. Class A	240,367	13,297,102
Nestle India, Ltd. (India)	14,738	2,888,516
Nestle SA (Switzerland)	56,097	6,086,051
New Oriental Education & Technology Group, Inc. ADR (China) †	11,500	1,273,740
PepsiCo, Inc.	128,844	17,664,512
Procter & Gamble Co. (The)	205,241	25,527,876
Rakuten, Inc. (Japan)	136,600	1,345,471
Shoprite Holdings, Ltd. (South Africa)	211,675	1,714,085
Starbucks Corp.	278,352	24,611,884
Sundrug Co., Ltd. (Japan)	21,700	682,358
Swedish Match AB (Sweden)	4,102	169,638
Sysco Corp.	21,389	1,698,287
Tesco PLC (United Kingdom)	309,084	915,882
Thai Beverage PCL (Thailand)	3,296,300	2,110,643
Unilever NV (Netherlands)	93,634	5,628,411
Unilever PLC (United Kingdom)	85,211	5,123,309
US Foods Holding Corp. †	55,000	2,260,500
Wesfarmers, Ltd. (Australia)	15,386	413,314
WH Group, Ltd. (Hong Kong)	372,500	333,637
Wilmar International, Ltd. (Singapore)	336,700	908,650
WM Morrison Supermarkets PLC (United Kingdom)	125,214	308,375
Woolworths Group, Ltd. (Australia)	166,445	4,188,112
Wuliangye Yibin Co., Ltd. Class A (China)	103,000	1,872,885
X5 Retail Group NV GDR (Russia)	55,493	1,941,145
Yum China Holdings, Inc. (China)	50,200	2,280,586
		201,215,233

Dynamic Asset Allocation Growth Fund 31

COMMON STOCKS (68.9%)* cont.	Shares	Value
Electronics (2.3%)
Agilent Technologies, Inc.	90,200	$6,912,026
Broadcom, Inc.	29,800	8,226,886
Brother Industries, Ltd. (Japan)	29,300	530,042
Garmin, Ltd.	27,700	2,345,913
Hoya Corp. (Japan)	51,300	4,184,182
Intel Corp.	6,231	321,083
Keysight Technologies, Inc. †	44,200	4,298,450
MediaTek, Inc. (Taiwan)	158,000	1,879,224
Qorvo, Inc. †	2,387	176,972
Qualcomm, Inc.	108,100	8,245,868
Samsung Electronics Co., Ltd. (South Korea)	218,723	8,969,078
Sinbon Electronics Co., Ltd. (Taiwan)	348,000	1,351,641
Sino-American Silicon Products, Inc. (Taiwan)	607,000	1,608,258
STMicroelectronics NV (France)	74,920	1,447,815
Techtronic Industries Co., Ltd. (Hong Kong)	198,000	1,378,070
Texas Instruments, Inc.	9,059	1,170,785
Thales SA (France)	7,618	875,992
Xilinx, Inc.	102,200	9,800,980
		63,723,265
Energy (2.9%)
Chevron Corp.	259,361	30,760,215
ConocoPhillips	239,200	13,629,616
Equinor ASA (Norway)	165,686	3,151,579
Exxon Mobil Corp.	36,557	2,581,290
Hilong Holding, Ltd. (China)	2,515,000	272,752
HollyFrontier Corp.	14,700	788,508
Lukoil PJSC ADR (Russia)	47,494	3,929,654
MWO Holdings, LLC (Units) F	89	3,011
Nine Point Energy F	1,624	3,248
Occidental Petroleum Corp.	11,625	516,964
OMV AG (Austria)	31,184	1,673,619
Phillips 66	93,922	9,617,613
Plains GP Holdings LP Class A †	39,400	836,462
Repsol SA (Spain)	5,352	83,651
Royal Dutch Shell PLC Class B (United Kingdom)	337,186	9,933,502
Santos, Ltd. (Australia)	517,731	2,701,191
		80,482,875
Financial (0.8%)
3i Group PLC (United Kingdom)	158,890	2,278,911
Ally Financial, Inc.	90,100	2,987,716
Broadridge Financial Solutions, Inc.	10,506	1,307,262
CME Group, Inc.	6,825	1,442,396
Deutsche Boerse AG (Germany)	14,980	2,341,357
Hana Financial Group, Inc. (South Korea)	61,545	1,813,703
Intercontinental Exchange, Inc.	1,057	97,529
LPL Financial Holdings, Inc.	18,100	1,482,390
MGIC Investment Corp.	139,300	1,752,394
ORIX Corp. (Japan)	254,700	3,794,883

32 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.9%)* cont.	Shares	Value
Financial cont.
Partners Group Holding AG (Switzerland)	4,821	$3,699,135
Singapore Exchange, Ltd. (Singapore)	71,600	438,774
		23,436,450
Health care (7.7%)
Abbott Laboratories	206,700	17,294,589
AbbVie, Inc.	104,343	7,900,852
Advanz Pharma Corp. (Canada) †	646	7,746
Alfresa Holdings Corp. (Japan)	47,100	1,051,120
Allergan PLC	27,300	4,594,317
AmerisourceBergen Corp.	34,900	2,873,317
Amgen, Inc.	81,947	15,857,564
Astellas Pharma, Inc. (Japan)	286,600	4,078,004
Biogen, Inc. †	32,200	7,496,804
Bristol-Myers Squibb Co.	15,779	800,153
Cardinal Health, Inc.	16,900	797,511
Charles River Laboratories International, Inc. †	9,600	1,270,752
Chemed Corp.	4,500	1,879,065
Cigna Corp.	698	105,949
Cooper Cos., Inc. (The)	8,400	2,494,800
Dentsply Sirona, Inc.	48,100	2,564,211
Edwards Lifesciences Corp. †	26,200	5,761,642
Eli Lilly & Co.	32,633	3,649,348
Fresenius Medical Care AG & Co., KGaA (Germany)	2,984	200,674
Gilead Sciences, Inc.	87,454	5,542,835
GlaxoSmithKline PLC (United Kingdom)	101,548	2,178,278
H Lundbeck A/S (Denmark)	2,073	68,758
Hill-Rom Holdings, Inc.	17,200	1,809,956
Hologic, Inc. †	44,000	2,221,560
i-SENS, Inc. (South Korea)	35,181	808,826
Ipsen SA (France)	6,987	663,309
Johnson & Johnson	142,052	18,378,688
Koninklijke Philips NV (Netherlands)	97,170	4,501,195
Laboratory Corp. of America Holdings †	742	124,656
Masimo Corp. †	4,500	669,555
McKesson Corp.	54,734	7,479,948
Medtronic PLC	191,703	20,822,780
Merck & Co., Inc.	210,103	17,686,471
Novartis AG (Switzerland)	63,335	5,491,720
Novo Nordisk A/S Class B (Denmark)	108,229	5,563,959
Ono Pharmaceutical Co., Ltd. (Japan)	4,900	88,687
Pfizer, Inc.	198,224	7,122,188
Quest Diagnostics, Inc.	6,000	642,180
Roche Holding AG (Switzerland)	32,645	9,500,266
Sanofi (France)	3,734	346,184
Sartorius Stedim Biotech (France)	6,845	957,955
Shionogi & Co., Ltd. (Japan)	69,800	3,872,649
Smith & Nephew PLC (United Kingdom)	45,527	1,096,603
Sonic Healthcare, Ltd. (Australia)	24,207	458,295
Suzuken Co., Ltd. (Japan)	21,500	1,153,295

Dynamic Asset Allocation Growth Fund 33

COMMON STOCKS (68.9%)* cont.	Shares	Value
Health care cont.
Thermo Fisher Scientific, Inc.	10,600	$3,087,462
UCB SA (Belgium)	33,553	2,435,636
UnitedHealth Group, Inc.	1,644	357,274
Zimmer Biomet Holdings, Inc.	40,700	5,586,889
Zoetis, Inc.	28,118	3,503,222
		214,899,697
Insurance (2.7%)
Aflac, Inc.	118,532	6,201,594
Allianz SE (Germany)	25,512	5,946,487
Allstate Corp. (The)	49,626	5,393,354
American Financial Group, Inc.	12,000	1,294,200
Athene Holding, Ltd. Class A (Bermuda) †	54,154	2,277,717
Aviva PLC (United Kingdom)	747,870	3,671,736
AXA SA (France)	24,436	624,035
Axis Capital Holdings, Ltd.	13,600	907,392
Baloise Holding AG (Switzerland)	10,907	1,953,982
CNP Assurances (France)	10,254	198,157
Direct Line Insurance Group PLC (United Kingdom)	120,083	443,239
Everest Re Group, Ltd.	6,900	1,836,021
Hartford Financial Services Group, Inc. (The)	87,500	5,303,375
IRB Brasil Resseguros SA (Brazil)	217,044	1,967,262
Legal & General Group PLC (United Kingdom)	1,203,384	3,675,377
Lincoln National Corp.	62,800	3,788,096
Loews Corp.	7,238	372,612
MetLife, Inc.	223,900	10,559,124
NN Group NV (Netherlands)	3,445	122,184
Ping An Insurance (Group) Co. of China, Ltd. Class H (China)	370,000	4,251,056
Prudential Financial, Inc.	77,200	6,944,140
Reinsurance Group of America, Inc.	11,893	1,901,453
RenaissanceRe Holdings, Ltd.	2,213	428,105
Sampo Oyj Class A (Finland)	5,587	222,147
Swiss Life Holding AG (Switzerland)	1,771	846,595
Unum Group	73,200	2,175,504
Zurich Insurance Group AG (Switzerland)	1,258	481,495
		73,786,439
Investment banking/Brokerage (1.1%)
Ameriprise Financial, Inc.	43,100	6,340,010
E*Trade Financial Corp.	115,200	5,033,088
Goldman Sachs Group, Inc. (The)	26,100	5,408,703
Investor AB Class B (Sweden)	22,392	1,094,345
Morgan Stanley	227,100	9,690,357
Raymond James Financial, Inc.	27,700	2,284,142
TD Ameritrade Holding Corp.	3,840	179,328
		30,029,973
Photography/Imaging (0.1%)
FUJIFILM Holdings Corp. (Japan)	65,600	2,875,783
		2,875,783

34 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.9%)* cont.	Shares	Value
Real estate (2.4%)
A-Living Services Co., Ltd. Class H (China)	910,000	$2,106,154
AGNC Investment Corp. R	198,800	3,198,692
Annaly Capital Management, Inc. R	399,900	3,519,120
Apartment Investment & Management Co. Class A R	29,100	1,517,274
Apple Hospitality REIT, Inc. R	55,300	916,874
Aroundtown SA (Luxembourg)	27,163	222,166
AvalonBay Communities, Inc. R	17,200	3,703,676
Brixmor Property Group, Inc. R	120,300	2,440,887
Brookfield Property REIT, Inc. Class A R	46,000	937,940
Camden Property Trust R	17,300	1,920,473
CBRE Group, Inc. Class A †	57,800	3,063,978
Cheung Kong Property Holdings, Ltd. (Hong Kong)	517,000	3,502,647
Chimera Investment Corp. R	40,300	788,268
Deutsche Wohnen AG (Germany)	28,686	1,047,109
Duke Realty Corp. R	74,500	2,530,765
Equity Lifestyle Properties, Inc. R	10,700	1,429,520
Federal Realty Investment Trust R	11,400	1,551,996
Gaming and Leisure Properties, Inc. R	44,200	1,690,208
Goodman Group (Australia) R	153,711	1,471,136
Henderson Land Development Co., Ltd. (Hong Kong)	455,700	2,122,185
Hongkong Land Holdings, Ltd. (Hong Kong)	58,900	331,018
Invitation Homes, Inc. R	105,000	3,109,050
Japan Prime Realty Investment Corp. (Japan) R	163	773,355
Jones Lang LaSalle, Inc.	11,500	1,599,190
Kerry Properties, Ltd. (Hong Kong)	87,000	268,070
Klepierre (France) R	8,581	291,435
Liberty Property Trust R	28,300	1,452,639
Medical Properties Trust, Inc. R	126,100	2,466,516
New Residential Investment Corp. R	154,800	2,427,264
Outfront Media, Inc. R	41,500	1,152,870
Sekisui House, Ltd. (Japan)	64,000	1,257,803
STORE Capital Corp. R	63,200	2,364,312
Sun Communities, Inc. R	12,100	1,796,245
Sun Hung Kai Properties, Ltd. (Hong Kong)	105,000	1,511,158
Swire Properties, Ltd. (Hong Kong)	105,200	330,189
Swiss Prime Site AG (Switzerland)	3,898	381,383
Two Harbors Investment Corp. R	79,200	1,039,896
VICI Properties, Inc. R	119,800	2,713,470
Vonovia SE (Germany)	15,744	798,806
Weingarten Realty Investors R	30,800	897,204
		66,642,941
Semiconductor (0.6%)
KLA Corp.	44,200	7,047,690
Lam Research Corp.	12,100	2,796,431
Maxim Integrated Products, Inc.	5,230	302,869
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	646,350	5,666,721
Tokyo Electron, Ltd. (Japan)	6,000	1,141,179
		16,954,890

Dynamic Asset Allocation Growth Fund 35

COMMON STOCKS (68.9%)* cont.	Shares	Value
Software (4.2%)
Adobe, Inc. †	79,900	$22,072,375
Black Knight, Inc. †	27,400	1,673,044
Cadence Design Systems, Inc. †	79,681	5,265,320
F5 Networks, Inc. †	31,189	4,379,559
Intuit, Inc.	58,211	15,480,633
Microsoft Corp.	231,553	32,192,813
Nexon Co., Ltd. (Japan) †	198,600	2,407,996
NTT Data Corp. (Japan)	36,600	471,865
Oracle Corp.	456,000	25,093,680
Oracle Corp. (Japan)	4,200	363,968
Veeva Systems, Inc. Class A †	50,400	7,695,576
		117,096,829
Technology (0.1%)
SoftBank Group Corp. (Japan)	44,600	1,748,939
		1,748,939
Technology services (4.5%)
Accenture PLC Class A	8,115	1,560,920
Alibaba Group Holding, Ltd. ADR (China) †	66,132	11,059,254
Alphabet, Inc. Class A †	41,570	50,762,790
Capgemini SE (France)	18,685	2,201,535
Cognizant Technology Solutions Corp. Class A	12,447	750,118
eBay, Inc.	254,000	9,900,920
Facebook, Inc. Class A †	13,300	2,368,464
Fair Isaac Corp. †	6,300	1,912,176
Fidelity National Information Services, Inc.	5,355	710,930
Fiserv, Inc. †	3,492	361,736
Genpact, Ltd.	41,000	1,588,750
IBM Corp.	71,825	10,444,792
Infosys, Ltd. (India)	258,976	2,944,088
Leidos Holdings, Inc.	59,935	5,147,218
NEC Corp. (Japan)	17,900	754,904
Nomura Research Institute, Ltd. (Japan)	87,800	1,746,662
Proofpoint, Inc. †	16,300	2,103,515
Tencent Holdings, Ltd. (China)	216,600	9,125,294
Tencent Holdings, Ltd. ADR (China)	24,211	1,007,904
Xerox Holdings Corp.	87,000	2,602,170
Yahoo Japan Corp. (Japan)	167,600	471,218
Yandex NV Class A (Russia) †	49,923	1,747,804
Zebra Technologies Corp. Class A †	22,700	4,684,599
		125,957,761
Transportation (1.6%)
Aena SME SA (Spain)	19,893	3,642,640
Aurizon Holdings, Ltd. (Australia)	640,122	2,549,097
Delta Air Lines, Inc.	193,837	11,165,011
Deutsche Post AG (Germany)	87,897	2,935,894
Groupe Eurotunnel SA (France)	6,403	96,170
Japan Airlines Co., Ltd. (Japan)	65,000	1,930,913
Kamigumi Co., Ltd. (Japan)	20,000	452,809
Kyushu Railway Co. (Japan)	2,700	86,025

36 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (68.9%)* cont.	Shares	Value
Transportation cont.
MTR Corp. (Hong Kong)	65,500	$367,710
Norfolk Southern Corp.	38,709	6,954,459
Singapore Technologies Engineering, Ltd. (Singapore)	236,300	656,508
Union Pacific Corp.	66,300	10,739,274
West Japan Railway Co. (Japan)	22,200	1,874,758
Yangzijiang Shipbuilding Holdings, Ltd. (China)	2,044,600	1,420,118
		44,871,386
Utilities and power (2.7%)
AES Corp.	221,900	3,625,846
American Electric Power Co., Inc.	10,726	1,004,919
Canadian Utilities, Ltd. Class A (Canada)	3,161	93,171
CenterPoint Energy, Inc.	152,000	4,587,360
CIA Paranaense de Energia-Copel (Preference) (Brazil)	195,853	2,338,480
CLP Holdings, Ltd. (Hong Kong)	111,500	1,171,520
Consolidated Edison, Inc.	16,347	1,544,301
DTE Energy Co.	4,977	661,742
E.ON SE (Germany)	331,042	3,218,148
Enel SpA (Italy)	666,908	4,979,969
Eni SpA (Italy)	149,603	2,288,382
Entergy Corp. S	30,100	3,532,536
Evergy, Inc.	51,000	3,394,560
Exelon Corp.	231,865	11,201,398
GenOn Energy, Inc.	388	81,480
IDACORP, Inc.	9,600	1,081,632
Kinder Morgan, Inc.	431,351	8,890,144
National Grid PLC (United Kingdom)	14,125	153,163
NRG Energy, Inc.	101,200	4,007,520
Pinnacle West Capital Corp.	36,837	3,575,768
Public Service Enterprise Group, Inc.	111,500	6,921,920
Snam SpA (Italy)	279,717	1,412,803
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	11,872	9,141
Vistra Energy Corp.	180,400	4,822,089
		74,597,992
Total common stocks (cost $1,656,814,190)		$1,919,360,575

	Principal
CORPORATE BONDS AND NOTES (10.3%)*	amount	Value
Basic materials (0.7%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	$255,000	$276,616
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	130,000	132,844
Alpha 2 BV 144A sr. unsec. notes 8.75%, 6/1/23 (Netherlands) ‡‡	205,000	203,463
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	40,000	44,850
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	250,000	302,778
Atotech Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty
sr. unsec. notes 6.25%, 2/1/25 (Netherlands)	200,000	201,000
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	195,000	201,338

Dynamic Asset Allocation Growth Fund 37

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Basic materials cont.
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	$195,000	$201,338
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	95,000	95,950
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	210,000	205,769
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	360,000	379,800
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	315,000	327,313
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	470,000	485,863
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	126,000	131,040
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	170,000	183,175
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	125,000	128,431
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	425,000	401,753
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	421,000	436,489
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	120,000	127,257
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	550,000	564,575
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	260,000	254,800
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	905,000	987,273
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	115,000	99,191
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	190,000	179,075
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	125,000	123,438
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	420,000	414,750
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (France)	250,000	260,625
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	88,000	88,000
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	495,000	516,275
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	265,000	260,363
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	115,000	103,615
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	610,000	622,200
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	509,000	543,872
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	486,000	505,603
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	290,000	307,545

38 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Basic materials cont.
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	$225,000	$228,094
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	320,000	316,800
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	385,000	425,261
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	235,000	238,438
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	105,000	110,644
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	190,000	198,075
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	205,000	211,663
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	44,000	45,705
Mercer International, Inc. sr. unsec. notes 7.375%,
1/15/25 (Canada)	55,000	57,288
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	170,000	174,250
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	125,000	120,313
Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)	19,000	19,035
NCI Building Systems, Inc. 144A company guaranty sr. unsec. sub.
notes 8.00%, 4/15/26	320,000	314,800
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	65,000	65,000
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	435,000	456,185
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	185,000	194,019
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	70,000	82,736
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	330,000	344,209
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	441,000	485,764
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	145,000	155,279
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	290,000	298,700
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	255,000	266,685
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	59,000	59,797
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	225,000	269,719
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)	415,000	415,519
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	90,000	94,275
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	35,000	35,350
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	190,000	194,997
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	17,000	17,298
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)	255,000	271,051
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)	255,000	270,059
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	95,000	96,928

Dynamic Asset Allocation Growth Fund 39

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Basic materials cont.
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	$305,000	$261,538
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	280,000	290,853
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	100,000	94,575
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	280,000	291,200
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	195,000	198,169
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	495,000	486,512
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	305,000	417,543
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	198,000	273,896
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	355,000	497,400
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	215,000	231,663
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	80,000	84,300
		19,959,852
Capital goods (0.6%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	355,000	364,319
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	170,000	179,350
ARD Securities Finance SARL 144A sr. notes 8.75% (8.75%), 1/31/23
(Luxembourg) ‡‡	227,837	234,672
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	240,000	241,500
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 5.25%, 8/15/27 (Ireland)	240,000	243,000
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	110,000	113,671
Berry Global Escrow Corp. 144A notes 5.625%, 7/15/27	115,000	119,025
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	76,000	77,045
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	225,000	230,906
Berry Global, Inc. 144A notes 4.50%, 2/15/26	65,000	64,106
Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	105,000	105,178
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	100,000	108,620
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	260,000	258,921
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	370,000	372,313
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	305,000	311,863
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	90,000	95,400
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27	160,000	167,000
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	135,000	141,244
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	165,000	200,475
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	235,000	238,901

40 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Capital goods cont.
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	$217,000	$216,186
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	150,000	165,870
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	100,000	100,832
GFL Environmental, Inc. 144A sr. unsec. notes 8.50%,
5/1/27 (Canada)	240,000	266,100
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	360,000	383,688
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	155,000	178,422
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)	405,000	426,263
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	250,000	263,645
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	680,000	749,628
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
4.40%, 6/15/28	298,000	334,785
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
3.85%, 12/15/26	399,000	428,615
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	205,000	208,075
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	535,000	561,481
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	415,000	431,081
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	565,000	608,946
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	45,000	47,363
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	225,000	227,813
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	145,000	138,475
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	65,000	81,981
Raytheon Co. sr. unsec. unsub. notes 2.50%, 12/15/22	560,000	566,976
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	410,000	421,234
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	535,000	551,211
Staples, Inc. 144A sr. unsec. notes 10.75%, 4/15/27	320,000	328,800
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	450,000	478,688
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	200,000	208,000
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	40,000	41,500
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	355,000	373,638
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	129,000	133,031
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	415,000	445,606
Trivium Packaging Finance BV 144A company guaranty sr. notes
5.50%, 8/15/26 (Netherlands)	200,000	210,240

Dynamic Asset Allocation Growth Fund 41

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Capital goods cont.
United Technologies Corp. sr. unsec. unsub. notes
4.125%, 11/16/28	$445,000	$503,467
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	1,920,000	1,917,805
Vertiv Group Corp. 144A sr. unsec. notes 9.25%, 10/15/24	135,000	130,106
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes 12.00%,
2/15/22 ‡‡	95,000	85,263
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	265,000	282,690
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	212,000	216,133
		16,581,146
Communication services (1.0%)
Altice France SA 144A company guaranty sr. notes 5.50%,
1/15/28 (France)	200,000	201,750
Altice Luxembourg SA 144A sr. unsec. notes 10.50%,
5/15/27 (Luxembourg)	255,000	287,385
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,340,000	1,366,960
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27 R	505,000	531,770
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	1,065,000	1,151,305
AT&T, Inc. sr. unsec. sub. notes 3.80%, 2/15/27	1,273,000	1,347,258
AT&T, Inc. sr. unsec. sub. notes 2.95%, 7/15/26	270,000	273,192
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	120,000	132,539
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	547,000	606,605
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	56,000	57,610
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	330,000	345,642
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	915,000	974,475
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	450,000	475,650
Charter Communications Operating, LLC/Charter
Communications Operating Capital corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	942,000	1,146,251
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	283,000	310,439
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	105,000	114,405
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	179,000	199,640
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	73,000	81,075
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	569,000	624,884
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	120,000	119,491
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	35,000	48,887
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	420,000	442,867

42 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Communication services cont.
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	$175,000	$183,240
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	195,000	176,475
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	200,000	209,622
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	250,000	265,880
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	319,000	337,758
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	166,000	176,154
Crown Castle International Corp. sr. unsec. unsub. bonds
4.45%, 2/15/26 R	20,000	21,901
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	340,000	358,461
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	513,000	551,475
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	138,000	148,695
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	200,000	209,024
CSC Holdings, LLC 144A sr. unsec. notes 7.75%, 7/15/25	200,000	215,040
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	620,000	698,213
CSC Holdings, LLC 144A sr. unsec. unsub. notes 5.125%, 12/15/21	410,000	410,082
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	195,000	287,932
Digicel Group Two Ltd. 144A company guaranty sr. unsec. notes
6.75%, 3/1/23 (Jamaica)	200,000	95,500
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	720,000	713,700
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	829,000	893,765
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26 R	75,000	79,793
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	420,000	192,150
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	265,000	264,974
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
notes 9.50%, 2/15/23 (Luxembourg)	580,000	536,320
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	12,000	12,465
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	505,000	527,725
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23	135,000	136,688
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27	115,000	116,041
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	1,155,000	1,195,765
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	52,000	56,550
Rogers Communications, Inc. company guaranty sr. unsec. bonds
8.75%, 5/1/32 (Canada)	166,000	246,219
SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	250,000	268,053
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	530,000	577,806
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	87,000	89,610

Dynamic Asset Allocation Growth Fund 43

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Communication services cont.
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	$418,000	$459,156
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	589,000	628,522
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	107,500	107,903
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	90,000	93,236
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	60,000	61,121
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	25,000	26,875
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	75,000	76,875
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	255,000	266,858
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	100,000	102,930
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	205,000	270,900
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	965,000	1,077,209
Verizon Communications, Inc. sr. unsec. unsub. bonds
4.672%, 3/15/55	310,000	370,604
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	335,000	383,221
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	2,125,000	2,409,267
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	367,000	386,726
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	395,000	417,713
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	435,000	480,459
Ziggo BV 144A company guaranty sr. notes 5.50%,
1/15/27 (Netherlands)	150,000	156,330
		28,869,061
Conglomerates (0.1%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	2,780,000	2,782,302
		2,782,302
Consumer cyclicals (1.4%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	240,000	248,567
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	710,000	754,244
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	700,000	712,166
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	110,000	99,550
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	220,000	199,650

44 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Consumer cyclicals cont.
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	$110,000	$104,847
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	65,000	68,088
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	135,000	139,050
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	405,000	408,799
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	321,000	351,652
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	100,000	102,456
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	710,000	709,055
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	110,000	116,040
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	125,000	129,688
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	80,000	84,800
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)	105,000	105,525
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	197,000	200,201
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	215,000	220,375
CBS Corp. company guaranty sr. unsec. bonds 4.20%, 6/1/29	535,000	580,521
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	548,000	543,241
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	247,000	267,890
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	57,000	60,758
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	119,000	120,488
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	70,000	70,963
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 5.125%, 8/15/27	160,000	166,696
Clear Channel Worldwide Holdings, Inc. 144A company guaranty
sr. unsec. notes 9.25%, 2/15/24	140,000	153,812
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	555,000	464,813
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	370,000	378,288
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26	295,000	306,063
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27	435,000	451,313
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	250,000	258,266
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	750,000	770,771

Dynamic Asset Allocation Growth Fund 45

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Consumer cyclicals cont.
Eldorado Resorts, Inc. company guaranty sr. unsec. notes
6.00%, 9/15/26	$40,000	$43,800
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	80,000	83,600
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27	245,000	256,025
Entercom Media Corp. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	275,000	284,625
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	145,000	151,706
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	802,000	811,532
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	137,000	142,284
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	55,000	56,467
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	405,000	444,974
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	155,000	163,138
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	1,330,000	1,400,822
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	410,000	419,136
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	350,000	364,000
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	395,000	437,482
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	130,207	140,624
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27	258,500	279,257
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	110,000	122,375
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	1,694,000	1,837,990
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	60,000	63,300
Installed Building Products, Inc. 144A company guaranty sr. unsec.
notes 5.75%, 2/1/28	45,000	46,406
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	1,360,000	1,523,967
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	85,000	87,866
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	355,000	362,544
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	500,000	529,375
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	365,000	372,756
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	135,000	133,650
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	155,000	155,586
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	720,000	723,653

46 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Consumer cyclicals cont.
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	$70,000	$77,525
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	255,000	262,013
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	230,000	243,197
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	150,000	155,406
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	195,000	207,431
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28	90,000	93,825
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	155,000	161,200
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	90,000	95,175
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	340,000	345,525
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	165,000	178,819
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	485,000	492,275
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	310,000	322,664
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	90,000	94,275
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	345,000	340,688
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	410,000	411,148
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	390,000	411,117
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	120,000	123,750
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	65,000	66,950
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	175,000	180,250
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	172,000	174,301
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	140,000	146,419
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	135,000	138,881
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	323,000	394,060
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	380,000	415,150
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	200,000	211,084
QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	110,000	113,903
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 9.375%, 4/1/27	70,000	65,031
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	330,000	353,922

Dynamic Asset Allocation Growth Fund 47

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Consumer cyclicals cont.
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	$240,000	$268,061
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	185,000	188,700
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	447,000	464,880
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 8.25%, 3/15/26	330,000	350,081
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	130,000	133,738
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,275,000	1,318,032
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	330,000	351,856
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	415,000	429,525
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	3,000	3,045
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	85,000	88,209
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	115,000	117,013
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	340,000	350,200
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,045,000	1,081,889
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	20,673
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	215,000	211,238
Total System Services, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	505,000	530,100
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	45,000	44,888
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	240,000	255,600
TWDC Enterprises 18 Corp. sr. unsec. notes 2.75%, 8/16/21	80,000	81,173
TWDC Enterprises 18 Corp. 144A company guaranty sr. unsec.
bonds 7.75%, 12/1/45	1,225,000	2,140,415
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	270,000	262,400
Viacom, Inc. sr. unsec. unsub. notes 4.50%, 3/1/21	210,000	216,208
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	238,000	237,310
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	325,000	277,875
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	195,000	199,388
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	70,000	73,500
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	165,000	165,825
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	195,000	203,775

48 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Consumer cyclicals cont.
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	$485,000	$498,338
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	225,000	235,778
		37,863,273
Consumer staples (0.4%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	310,000	319,688
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	80,000	80,000
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)	40,000	40,200
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	215,000	221,257
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertson’s, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	205,000	228,063
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	480,000	514,222
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	197,000	257,817
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	235,000	273,131
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.15%, 1/23/25	11,000	12,014
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22	350,000	354,878
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	285,000	294,975
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	130,000	135,200
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	755,000	776,706
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	395,000	373,275
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	8,667	9,693
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27	20,000	22,284
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26	80,000	85,691
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	470,000	523,903
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	308,000	436,141
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	226,000	286,377
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	190,000	110,200
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company
guaranty sr. unsec. notes 5.25%, 12/1/27	115,000	120,894
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	320,000	333,600
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	405,000	412,088
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	315,000	324,545

Dynamic Asset Allocation Growth Fund 49

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Consumer staples cont.
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	$1,112,000	$1,245,271
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.417%, 5/25/25	152,000	165,430
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	200,000	211,700
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	200,000	207,500
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	145,000	150,981
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	672,000	703,920
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	60,000	63,144
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	345,000	357,938
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	210,000	213,665
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	385,000	418,226
Netflix, Inc. 144A sr. unsec. bonds 6.375%, 5/15/29	115,000	127,363
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	215,000	224,941
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26	155,000	163,525
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	370,000	293,540
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	25,000	25,817
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	240,000	245,051
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	115,000	118,756
		11,483,610
Energy (0.9%)
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25 (Norway)	60,000	63,076
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	55,000	47,575
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	126,000	121,590
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	178,000	156,418
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	51,000	51,920
Apergy Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	255,000	253,088
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	214,000	213,936
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26	85,000	70,975
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	110,000	101,200
BP Capital Markets America, Inc. company guaranty sr. unsec.
notes 3.119%, 5/4/26	270,000	281,502
BP Capital Markets America, Inc. company guaranty sr. unsec.
unsub. notes 3.937%, 9/21/28	24,000	26,596
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	400,000	421,003

50 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Energy cont.
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	$322,000	$322,325
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	142,000	70,290
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	195,000	238,144
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	230,000	255,905
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	930,000	1,017,769
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 6/15/27	90,000	61,218
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 1/15/25	195,000	140,888
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	15,000	11,475
Chevron Corp. sr. unsec. unsub. notes 2.10%, 5/16/21	400,000	401,544
Comstock Escrow Corp. company guaranty sr. unsec. sub. notes
9.75%, 8/15/26	100,000	83,579
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	145,000	150,707
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	30,000	30,263
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	385,000	308,000
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	275,000	289,438
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	197,000	182,718
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	385,000	401,771
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	370,000	391,275
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.875%, 1/15/24	1,273,000	1,415,142
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	1,300,000	1,228,500
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	155,000	181,845
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	215,000	226,481
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	50,000	55,298
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	415,000	423,000
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 7.75%, 5/15/26 (In default) †	170,000	127,500
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	110,000	141,909
Equinor ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	674,000	681,046
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21	528,000	530,765
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	425,000	444,125

Dynamic Asset Allocation Growth Fund 51

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Energy cont.
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	$445,000	$462,800
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	260,000	234,325
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	45,000	43,425
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	105,000	101,325
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	150,000	153,000
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	360,000	266,400
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.50%, 1/15/23	35,000	28,788
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	185,000	197,025
Nine Energy Service, Inc. 144A sr. unsec. notes 8.75%, 11/1/23	110,000	89,100
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	110,000	71,500
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	140,000	100,800
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	75,000	68,250
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	157,000	146,403
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	65,000	52,650
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	490,000	499,092
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	400,000	420,279
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	525,000	634,100
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,924,000	2,157,285
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	324,000	347,490
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	86,000	95,675
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	44,000	48,015
Petrobras Global Finance BV 144A company guaranty sr. unsec.
bonds 5.093%, 1/15/30 (Brazil)	154,000	160,645
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	515,000	41,200
Petroleos Mexicanos 144A company guaranty sr. unsec. notes
6.840%, 1/23/30 (Mexico)	170,000	169,659
Petroleos Mexicanos 144A company guaranty sr. unsec. notes
7.690%, 1/30/50 (Mexico)	153,000	159,503
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	330,000	304,425
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	72,000	76,237

52 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Energy cont.
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	$140,000	$142,101
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	405,000	428,535
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	172,765
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	216,000	238,165
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24	90,000	50,850
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	175,000	119,219
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	80,000	8
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	179,000	18
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	565,000	587,976
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	110,000	110,148
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 1.875%, 5/10/21 (Netherlands)	219,000	219,022
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	85,000	73,313
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	90,000	80,775
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	145,000	126,875
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	128,000	122,669
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	190,000	196,644
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	190,000	185,706
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	600,000	606,780
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29	70,000	76,480
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.50%, 7/15/27	115,000	125,475
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	352,000	356,520
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	660,000	656,700
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	155,750	158,086
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	130,000	135,200
Transocean Sentry Ltd. 144A company guaranty sr. notes 5.375%,
5/15/23 (Cayman Islands)	190,000	189,763
Transocean, Inc. company guaranty sr. unsec. unsub. bonds
7.50%, 4/15/31	115,000	81,075
Transocean, Inc. 144A company guaranty sr. unsec. notes
9.00%, 7/15/23	9,000	9,248
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. notes 6.875%, 4/1/26	195,000	202,313
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 9/1/27	70,000	72,275
Valaris PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	115,000	61,548
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	155,000	174,375

Dynamic Asset Allocation Growth Fund 53

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Energy cont.
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	$160,000	$164,000
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	200,000	201,000
		24,876,822
Financials (2.9%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	420,000	420,984
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	540,000	540,373
Air Lease Corp. sr. unsec. notes 2.50%, 3/1/21	15,000	15,044
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	738,000	812,413
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	287,000	282,961
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	405,000	417,580
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	130,000	132,763
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	407,000	562,678
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	101,000	103,140
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	535,000	599,211
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	387,000	512,083
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	775,000	786,109
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.125%, 8/19/20 (Australia)	1,114,000	1,114,997
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	221,500
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	305,000	357,994
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	200,000	218,049
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	440,175
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	465,000	509,175
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	75,000	83,438
Bank of America Corp. sr. unsec. notes Ser. MTN, 3.499%, 5/17/22	686,000	699,609
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	1,055,000	1,096,600
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	115,000	115,012
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,030,000	1,348,513
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	748,000	760,828
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	100,000	103,713
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	685,000	696,559
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	505,000	505,782
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	1,020,000	1,021,175

54 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Financials cont.
BB&T Corp. jr. unsec. sub. FRB 4.80%, perpetual maturity	$305,000	$304,997
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	90,000	106,064
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.25%, 1/15/21	90,000	92,687
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	215,000	221,962
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	325,000	354,167
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	970,000	1,030,544
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	190,000	206,579
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	170,000	170,337
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	489,000	527,473
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	190,000	202,387
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	236,000	264,244
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	339,000	376,430
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	87,000	92,655
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	1,247,000	1,359,230
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	87,000	92,168
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	1,422,000	1,506,073
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	835,000	840,113
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	323,000	345,984
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	426,000	432,285
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	240,000	279,896
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	315,000	343,688
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	160,000	174,814
Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	1,175,000	1,175,366
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	210,000	229,950
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	255,000	274,074
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	580,000	613,020
Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%,
3/10/20 (Australia)	985,000	985,894
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,610,000	1,612,979
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	85,000	88,188
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes
6.625%, 3/15/26	115,000	123,050
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	490,000	518,788
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	285,000	299,774
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	730,000	733,135
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	725,000	801,492
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	100,000	134,775
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	200,000	206,800

Dynamic Asset Allocation Growth Fund 55

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Financials cont.
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	$955,000	$1,033,099
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	385,000	411,206
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	156,000	157,713
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	230,000	247,827
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	195,000	178,913
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	195,000	179,400
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	195,000	215,157
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	130,000	142,982
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	170,000	176,800
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	865,000	944,225
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	1,285,000	1,362,577
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	930,000	930,112
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	1,900,000	1,902,300
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	122,000	164,359
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	130,000	137,426
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	255,000	261,936
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	345,000	363,684
Huntington National Bank (The) sr. unsec. notes 2.375%, 3/10/20	640,000	640,552
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	155,000	161,200
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	150,000	153,900
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 6.25%, 5/15/26	210,000	220,238
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 4.75%, 9/15/24	135,000	134,865
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	225,000	249,432
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	146,000	160,272
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	290,000	295,098
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	100,000	102,125
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	149,000	161,638
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	704,000	711,920
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,485,000	1,664,877
JPMorgan Chase & Co. sr. unsec. unsub. notes 2.25%, 1/23/20	500,000	500,132
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	1,350,000	1,421,278
JPMorgan Chase Bank NA sr. unsec. FRN Ser. BKNT,
3.086%, 4/26/21	535,000	537,638
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	160,000	187,453
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	215,000	226,465

56 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Financials cont.
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	$200,000	$208,793
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	345,000	358,800
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	305,000	307,013
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	940,000	940,578
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	175,000	219,222
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	212,000	239,771
Metropolitan Life Global Funding I 144A notes 2.40%, 6/17/22	600,000	605,047
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	155,000	159,362
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	100,000	109,625
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	90,000	93,375
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	330,000	337,205
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	255,000	273,645
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	470,000	551,660
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	1,365,000	1,445,322
Morgan Stanley sr. unsec. unsub. notes 2.75%, 5/19/22	275,000	278,993
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	860,000	861,293
National Australia Bank, Ltd. 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.69%), 2.792%, 12/9/19 (Australia)	725,000	725,836
National Australia Bank, Ltd., NY sr. unsec. notes Ser. MTN, 2.125%,
5/22/20 (Australia)	1,180,000	1,180,453
National Australia Bank, Ltd./New York sr. unsec. notes 2.875%,
4/12/23 (Australia)	250,000	256,106
National Australia Bank, Ltd./New York sr. unsec. notes 2.50%,
1/12/21 (Australia)	725,000	728,903
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26	65,000	69,144
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 8.125%, 7/15/23	200,000	208,250
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	258,000	258,645
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	155,000	162,069
Nordea Bank ABP 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Finland)	365,000	365,174
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	570,000	569,637
PNC Bank NA unsec. sub. notes Ser. BKNT, 2.70%, 11/1/22	250,000	253,619
Protective Life Global Funding 144A notes 2.262%, 4/8/20	520,000	520,243
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	295,000	286,888
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	171,000	183,398
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	378,000	394,065
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	365,000	370,349

Dynamic Asset Allocation Growth Fund 57

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Financials cont.
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	$1,095,000	$1,095,735
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.80%,
4/29/22 (Canada)	26,000	26,467
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	285,000	314,769
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	205,000	209,356
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)	215,000	236,321
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	280,000	291,892
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	355,000	376,233
Service Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	224,000	214,368
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	3,655,000	3,658,367
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	110,000	122,026
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
6.625%, 1/15/28	120,000	129,036
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	210,000	231,394
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	265,000	274,090
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	1,060,000	1,059,848
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	255,000	292,790
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28	110,000	119,350
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23	225,000	208,125
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	507,000	525,342
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22	710,000	718,708
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	630,000	630,644
UBS Group Funding (Switzerland) AG 144A company guaranty sr.
unsec. notes 3.491%, 5/23/23 (Switzerland)	1,245,000	1,278,814
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	508,000	551,638
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	206,000	220,793
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	245,000	248,670
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	400,000	424,500
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	440,000	481,800
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,453,000	1,459,859
Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	220,000	220,770

58 Dynamic Asset Allocation Growth Fund

		Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.		amount	Value
Financials cont.
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)		$2,530,000	$2,530,905
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)		245,000	244,819
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)		150,000	165,525
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25		110,000	93,363
			80,118,119
Health care (0.9%)
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20		820,000	821,863
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23		95,000	83,125
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)		121,000	123,999
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)		270,000	282,725
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51		230,000	269,290
Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20		345,000	348,984
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26		347,000	348,130
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25		265,000	180,200
Bausch Health Americas, Inc. 144A company guaranty sr. unsec.
notes 9.25%, 4/1/26		240,000	272,698
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		265,000	297,131
Bausch Health Cos., Inc. company guaranty sr. unsec. notes
Ser. REGS, 4.50%, 5/15/23	EUR	235,000	258,582
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25		$75,000	78,476
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.00%, 12/15/25		200,000	224,500
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29		215,000	234,845
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28		105,000	113,096
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25		340,000	352,325
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24		270,000	283,759
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22		90,000	93,038
Bausch Health Cos., Inc. 144A sr. notes 5.75%, 8/15/27		85,000	91,871
Becton Dickinson and Co. sr. unsec. unsub. bonds 3.70%, 6/6/27		157,000	166,668
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22		465,000	483,471
Bristol-Myers Squibb Co. 144A sr. unsec. bonds 3.40%, 7/26/29		185,000	197,602
Bristol-Myers Squibb Co. 144A sr. unsec. notes 2.90%, 7/26/24		785,000	809,290
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24		245,000	254,849
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22		180,000	183,636
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26		105,000	109,856
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23		935,000	928,782
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22		272,000	206,380

Dynamic Asset Allocation Growth Fund 59

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Health care cont.
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	$115,000	$114,713
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	197,000	156,615
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	672,000	703,703
Cigna Holding Co. sr. unsec. unsub. notes 4.50%, 3/15/21	235,000	241,762
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,097,000	1,201,416
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	320,000	333,100
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	145,517	159,442
Eagle Holding Co II, LLC 144A unsec. notes 7.75%, 5/15/22 ‡‡	65,000	65,569
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	310,000	182,900
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	220,000	244,974
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	400,000	419,474
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	240,000	269,828
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	235,000	256,608
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	48,000	53,220
Hologic, Inc. 144A company guaranty sr. unsec. notes
4.375%, 10/15/25	125,000	128,125
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	180,000	186,075
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	125,000	36,250
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	145,000	150,675
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	395,000	445,473
Merck & Co., Inc. sr. unsec. unsub. notes 1.85%, 2/10/20	57,000	56,963
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	140,000	148,406
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	55,000	55,275
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	650,000	764,806
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	305,000	321,108
Pfizer, Inc. sr. unsec. unsub. notes 1.95%, 6/3/21	494,000	494,610
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	550,000	655,503
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	320,000	342,000
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	270,000	281,813
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	445,000	459,258
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	435,000	447,946
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	305,000	310,932
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	105,000	107,231
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	145,000	149,021
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	400,000	432,620

60 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Health care cont.
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	$115,000	$119,778
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	465,000	480,508
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	630,000	646,538
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	300,000	244,500
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	460,000	396,463
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	310,000	318,350
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	245,000	264,381
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	740,000	810,115
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.15%, 6/15/21	750,000	764,143
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.875%, 3/15/22	136,000	138,456
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	245,000	249,834
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	130,000	135,363
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26	85,000	90,721
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	335,000	366,560
		23,502,295
Technology (0.9%)
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21	494,000	507,465
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	305,000	305,868
Analog Devices, Inc. sr. unsec. unsub. notes 2.85%, 3/12/20	515,000	516,856
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	655,000	783,047
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	150,000	159,611
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	275,000	285,309
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	396,000	402,194
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	262,000	317,176
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	314,000	352,193
Avaya, Inc. 144A escrow notes 7.00%, 4/1/20	305,000	—
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	395,000	377,028
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	785,000	788,313
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	705,000	687,091
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	300,000	308,567
Cisco Systems, Inc. sr. unsec. unsub. notes 2.20%, 2/28/21	528,000	530,734
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	105,000	108,654
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	70,000	72,013
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	1,611,000	1,811,697
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	250,000	263,500
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	187,000	246,643
Dun & Bradstreet Corp. (The) 144A sr. notes 6.875%, 8/15/26	115,000	125,350
Fidelity National Information Services, Inc. sr. unsec. notes
3.75%, 5/21/29	697,000	756,097

Dynamic Asset Allocation Growth Fund 61

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Technology cont.
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	$60,000	$61,779
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	218,000	243,164
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	180,000	189,381
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	510,000	564,162
Google, LLC sr. unsec. notes 3.375%, 2/25/24	335,000	356,874
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	390,000	388,403
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	78,000	71,752
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	255,000	259,144
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	333,000	433,141
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	835,000	876,897
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	930,000	947,163
Microsoft Corp. sr. unsec. unsub. notes 5.30%, 2/8/41	60,000	82,604
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	799,000	909,361
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	204,000	206,848
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	1,650,000	1,643,087
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	16,000	16,195
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	735,000	822,542
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	550,000	561,565
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	355,000	359,997
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	1,875,000	1,875,034
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	130,000	130,325
Qorvo, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 7/15/26	175,000	184,844
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	1,095,000	1,201,873
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	130,000	137,426
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	160,000	166,800
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	470,000	484,100
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	370,000	370,000
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	125,000	128,560
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	945,000	972,169
		24,350,596
Transportation (—%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	240,000	260,943
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	44,233	44,690
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	45,000	45,448
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	113,000	115,491

62 Dynamic Asset Allocation Growth Fund

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Transportation cont.
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	$210,000	$221,536
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	356,000	361,340
		1,049,448
Utilities and power (0.5%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.50%, 4/15/25	435,000	451,313
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	470,000	499,376
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.875%, 5/15/23	51,000	51,893
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.50%, 3/15/23	105,000	107,363
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	510,000	571,438
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	465,000	593,962
Berkshire Hathaway Energy Co. sr. unsec. bonds 3.80%, 7/15/48	355,000	383,199
Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	7,000	9,696
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	240,000	244,200
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	145,000	150,075
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	34,000	34,680
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	30,000	35,524
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	130,000	146,793
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	390,000	390,007
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	350,000	389,851
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	445,000	462,397
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	385,000	421,233
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	5,000	6,922
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%,
6/10/44 (Canada)	355,000	389,215
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	210,000	229,717
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	700,000	756,500
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	865,000	1,098,587
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	240,000	248,518
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	255,000	291,993
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	270,000	273,951
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	155,000	159,691
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	625,000	639,753
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	157,000	216,152
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	235,000	313,021

Dynamic Asset Allocation Growth Fund 63

	Principal
CORPORATE BONDS AND NOTES (10.3%)* cont.	amount	Value
Utilities and power cont.
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	$185,000	$203,038
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	210,000	227,504
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	100,000	107,500
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	828,000	862,666
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	440,000	452,764
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	240,000	258,072
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	205,000	206,799
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	45,000	60,036
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	405,000	446,326
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	170,000	177,389
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	15,000	15,438
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	75,000	99,762
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20 F	90,000	135
Toledo Edison Co. (The) sr. mtge. bonds 7.25%, 5/1/20	20,000	20,503
Vistra Energy Corp. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	135,000	144,788
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.00%, 7/31/27	150,000	154,452
Vistra Operations Co., LLC 144A sr. bonds 4.30%, 7/15/29	447,000	458,626
Vistra Operations Co., LLC 144A sr. notes 3.55%, 7/15/24	463,000	466,073
Vistra Operations Co., LLC 144A sr. unsec. notes 5.625%, 2/15/27	135,000	142,162
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	295,000	308,629
		14,379,682
Total corporate bonds and notes (cost $274,602,745)		$285,816,206

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (4.9%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.3%)
Government National Mortgage Association Pass-Through Certificates
5.00%, 5/20/49	$30,862	$33,864
4.70%, with due dates from 5/20/67 to 8/20/67	219,965	247,048
4.626%, 6/20/67	101,487	113,411
4.509%, 3/20/67	99,406	110,340
4.50%, 5/20/49	93,536	100,605
4.00%, with due dates from 3/15/46 to 3/20/46	819,419	875,350
3.50%, TBA, 10/1/49	3,000,000	3,108,047
3.50%, with due dates from 7/20/47 to 2/20/48	30,654,691	31,856,658
		36,445,323
U.S. Government Agency Mortgage Obligations (3.6%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	418,021	441,871
3.00%, with due dates from 2/1/47 to 1/1/48	18,563,834	18,948,622

64 Dynamic Asset Allocation Growth Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (4.9%)* cont.	amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
4.50%, with due dates from 2/1/39 to 4/1/39	$51,270	$55,539
4.00%, with due dates from 6/1/48 to 1/1/57	16,028,069	16,669,179
3.50%, 6/1/56	2,238,626	2,375,177
3.00%, with due dates from 12/1/25 to 11/1/48	19,472,459	19,955,325
Uniform Mortgage-Backed Securities
6.00%, TBA, 10/1/49	5,000,000	5,534,766
4.00%, TBA, 10/1/49	20,000,000	20,753,124
3.00%, TBA, 10/1/34	14,000,000	14,308,437
		99,042,040
Total U.S. government and agency mortgage obligations (cost $133,678,974)		$135,487,363

	Principal
MORTGAGE-BACKED SECURITIES (1.9%)*	amount	Value
Agency collateralized mortgage obligations (0.1%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR)
+ 23.80%), 16.362%, 11/15/35	$48,853	$78,126
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 15.584%, 12/15/36	26,839	39,000
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR)
+ 19.86%), 13.778%, 3/15/35	40,313	53,455
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 11.764%, 6/15/34	35,605	41,615
REMICs IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.95%), 4.923%, 3/15/41	1,106,056	191,016
REMICs Ser. 3326, Class WF, zero %, 10/15/35 W	1,512	1,253
REMICs Ser. 1208, Class F, PO, zero %, 2/15/22	64	61
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR)
+ 39.90%), 27.79%, 7/25/36	12,974	23,142
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR)
+ 24.57%), 17.166%, 3/25/36	24,306	40,266
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR)
+ 24.20%), 16.799%, 6/25/37	40,246	63,383
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 14.195%, 8/25/35	26,623	35,677
REMICs FRB Ser. 01-50, Class B1, IO, 0.376%, 10/25/41 W	386,320	1,661
Trust FRB Ser. 02-W8, Class 1, IO, 0.302%, 6/25/42 W	299,175	2,423
REMICs Ser. 01-79, Class BI, IO, 0.276%, 3/25/45 W	187,806	1,596
REMICs Ser. 03-34, Class P1, PO, zero %, 4/25/43	12,075	10,022
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	1,451,871	275,856
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	426,004	86,862
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	77,485	7,645
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	91,552	17,148
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.006%, 6/20/43	1,172,851	242,779
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	2,543,307	254,992
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,331,069	88,077

Dynamic Asset Allocation Growth Fund 65

	Principal
MORTGAGE-BACKED SECURITIES (1.9%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	$1,834,190	$97,212
Ser. 15-H25, Class BI, IO, 1.85%, 10/20/65 W	4,720,623	439,962
Ser. 15-H26, Class EI, IO, 1.749%, 10/20/65 W	2,528,140	220,201
Ser. 15-H24, Class BI, IO, 1.638%, 8/20/65 W	5,180,863	209,115
		2,522,545
Commercial mortgage-backed securities (0.9%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.402%, 1/15/49 W	235,285	125
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, zero %, 2/10/51 W	241,602	2
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 05-1, Class XW, IO, zero %, 11/10/42 W	876,518	9
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, zero %, 2/11/41 W	1,425	—
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.809%, 3/11/39 W	246,935	123,467
FRB Ser. 06-PW11, Class C, 5.809%, 3/11/39 (In default) † W	135,285	6,764
FRB Ser. 06-PW14, Class X1, IO, 0.499%, 12/11/38 W	169,193	1,736
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
1.039%, 12/11/49 W	3,179	75
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C1, Class D, 6.272%, 4/15/44 W	369,000	385,551
FRB Ser. 11-C2, Class D, 5.939%, 12/15/47 W	154,000	161,700
FRB Ser. 11-C2, Class E, 5.939%, 12/15/47 W	562,000	567,556
Citigroup Commercial Mortgage Trust
Ser. 14-GC19, Class AS, 4.345%, 3/10/47	274,000	295,877
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	431,000	457,501
FRB Ser. 14-GC21, Class XA, IO, 1.346%, 5/10/47 W	3,699,760	169,872
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 12-GC8, Class XA, IO, 1.935%, 9/10/45 W	4,454,566	190,125
FRB Ser. 06-C5, Class XC, IO, 0.722%, 10/15/49 W	2,641,403	36
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.887%, 7/15/47 W	354,000	375,989
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	408,000	441,013
Ser. 12-CR2, Class AM, 3.791%, 8/15/45	341,000	352,646
FRB Ser. 14-CR17, Class XA, IO, 1.145%, 5/10/47 W	6,458,865	250,113
FRB Ser. 13-CR11, Class XA, IO, 1.098%, 8/10/50 W	7,402,752	242,714
FRB Ser. 14-UBS6, Class XA, IO, 1.07%, 12/10/47 W	6,341,520	243,489
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.304%, 7/10/46 W	781,000	799,347
FRB Ser. 06-C8, Class XS, IO, 0.555%, 12/10/46 W	226,623	2
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C1, Class AX, IO, 0.654%, 2/15/40 W	2,837,364	11,922
FRB Ser. 07-C2, Class AX, IO, 0.044%, 1/15/49 W	1,203,388	—
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.211%, 5/15/38 W	49,257	1,143
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.917%, 4/15/50 W	645,000	626,304

66 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (1.9%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.512%, 8/10/44 W	$1,505,000	$1,565,700
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.27%, 12/10/49 W	6,305,611	2,037
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.654%, 2/10/46 W	4,685,490	201,851
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.847%, 6/10/47 W	652,000	689,101
FRB Ser. 14-GC22, Class XA, IO, 1.143%, 6/10/47 W	7,954,522	252,954
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.197%, 8/10/43 W	346,000	350,044
FRB Ser. 12-GC6, Class D, 5.84%, 1/10/45 W	40,000	41,299
FRB Ser. 11-GC3, Class C, 5.825%, 3/10/44 W	406,000	421,144
FRB Ser. 11-GC3, Class D, 5.825%, 3/10/44 W	724,000	753,917
Ser. 11-GC5, Class AS, 5.209%, 8/10/44 W	472,000	492,630
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.709%, 9/15/47 W	653,000	674,737
FRB Ser. 13-C17, Class XA, IO, 0.928%, 1/15/47 W	3,453,658	96,150
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-LC11, Class C, 3.958%, 4/15/46 W	297,000	303,831
FRB Ser. 13-LC11, Class XA, IO, 1.401%, 4/15/46 W	13,565,661	522,821
FRB Ser. 06-CB17, Class X, IO, 0.857%, 12/12/43 W	323,480	4,020
FRB Ser. 07-LDPX, Class X, IO, 0.323%, 1/15/49 W	1,328,828	13
FRB Ser. 06-LDP8, Class X, IO, 0.312%, 5/15/45 W	1,545,781	2,447
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.319%, 5/15/45 W	943,000	903,838
FRB Ser. 12-C8, Class D, 4.807%, 10/15/45 W	458,000	470,007
FRB Ser. 12-LC9, Class D, 4.547%, 12/15/47 W	165,000	170,263
FRB Ser. 05-CB12, Class X1, IO, 0.509%, 9/12/37 W	91,185	164
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.355%, 2/15/40 W	20,124	1
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 06-C6, Class XCL, IO, 0.776%, 9/15/39 W	2,001,459	18,085
FRB Ser. 05-C7, Class XCL, IO, 0.507%, 11/15/40 W	165,199	16
FRB Ser. 05-C5, Class XCL, IO, 0.421%, 9/15/40 W	218,510	190
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.303%, 4/20/48 W	1,044,000	1,041,526
Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO,
0.001%, 6/12/43 W	74,110	2
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 7.137%, 5/15/44 W	1,767	—
FRB Ser. 06-C4, Class X, IO, 6.527%, 7/15/45 W	9,700	8
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C17, Class C, 4.657%, 8/15/47 W	708,000	729,396
Ser. 12-C6, Class AS, 3.476%, 11/15/45	667,000	686,618
FRB Ser. 14-C17, Class XA, IO, 1.268%, 8/15/47 W	4,172,305	167,535
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class D, 4.762%, 11/15/45 W	450,000	468,000
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C,
5.558%, 2/12/44 W	92,977	23,244

Dynamic Asset Allocation Growth Fund 67

	Principal
MORTGAGE-BACKED SECURITIES (1.9%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.292%, 7/15/49 W	$231,000	$237,100
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.214%, 12/15/50 W	4,176,215	274,891
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C,
5.728%, 5/10/45 W	334,000	353,034
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.198%, 8/10/49 W	296,000	311,922
FRB Ser. 12-C4, Class XA, IO, 1.78%, 12/10/45 W	5,028,799	202,703
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C29, IO, 0.476%, 11/15/48 W	961,759	29
FRB Ser. 07-C34, IO, 0.097%, 5/15/46 W	543,899	5
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.42%, 7/15/46 W	319,000	338,757
FRB Ser. 13-LC12, Class C, 4.42%, 7/15/46 W	408,000	416,677
FRB Ser. 14-LC16, Class XA, IO, 1.275%, 8/15/50 W	10,639,341	447,384
FRB Ser. 16-LC25, Class XA, IO, 1.146%, 12/15/59 W	2,577,583	125,636
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.42%, 7/15/46 W	655,000	613,508
WF-RBS Commercial Mortgage Trust
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	315,000	337,269
Ser. 13-C11, Class AS, 3.311%, 3/15/45	291,000	298,909
FRB Ser. 14-C24, Class XA, IO, 1.003%, 11/15/47 W	9,242,761	307,611
FRB Ser. 14-C22, Class XA, IO, 0.962%, 9/15/57 W	21,721,396	725,538
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.856%, 3/15/44 W	819,000	769,006
FRB Ser. 11-C2, Class D, 5.839%, 2/15/44 W	1,017,000	1,042,302
FRB Ser. 13-C15, Class D, 4.624%, 8/15/46 W	437,000	352,931
FRB Ser. 12-C9, Class XA, IO, 2.061%, 11/15/45 W	3,828,519	186,334
FRB Ser. 12-C10, Class XA, IO, 1.699%, 12/15/45 W	3,817,167	159,264
FRB Ser. 12-C9, Class XB, IO, 0.876%, 11/15/45 W	10,038,000	205,779
		24,465,256
Residential mortgage-backed securities (non-agency) (0.9%)
Arroyo Mortgage Trust 144A Ser. 19-1, Class A3, 4.208%, 1/25/49 W	227,845	232,260
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month
US LIBOR + 0.68%), 2.719%, 4/20/35	570,000	564,483
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 3.718%,
10/25/27 (Bermuda)	275,276	276,050
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 3.368%,
8/25/28 (Bermuda)	463,000	463,868
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.93%, 5/25/35 W	428,264	443,810
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
3.386%, 6/25/46	906,025	841,823
FRB Ser. 05-27, Class 1A1, 2.564%, 8/25/35 W	179,233	154,281
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
2.374%, 11/20/35	546,591	518,281

68 Dynamic Asset Allocation Growth Fund

	Principal
MORTGAGE-BACKED SECURITIES (1.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-24CB, Class A13, (1 Month US LIBOR + 0.35%),
2.368%, 8/25/36	$236,969	$129,818
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%),
2.224%, 2/20/47	426,871	337,090
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.208%, 8/25/46	1,164,668	1,044,243
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 3.718%, 11/25/28	590,420	592,672
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 7.168%, 11/25/28	429,400	465,514
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 6.768%, 10/25/24	229,772	243,916
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 6.668%, 10/25/28	2,320,000	2,485,622
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 5.768%, 9/25/24	250,000	271,040
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 5.268%, 7/25/29	250,000	261,589
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M2,
(1 Month US LIBOR + 2.85%), 4.868%, 4/25/28	992,590	1,007,678
Structured Agency Credit Risk Debt FRN Ser. 15-HQ2, Class M2,
(1 Month US LIBOR + 1.95%), 3.968%, 5/25/25	137,610	139,286
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRN Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 4.668%, 1/25/49	159,000	161,313
Structured Agency Credit Risk Debt FRN Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 4.318%, 10/25/48	64,400	65,104
Federal Home Loan Mortgage Corporation Structured
Agency Credit Risk Debt Structured Agency Credit Risk Debt
FRN Ser. 15-DNA3, Class M3, (1 Month US LIBOR + 4.70%),
6.718%, 4/25/28	540,000	595,061
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 8.968%, 8/25/28	573,963	619,158
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 8.768%, 8/25/28	1,171,096	1,288,358
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 8.018%, 9/25/28	1,370,905	1,493,379
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 7.918%, 10/25/28	703,005	758,377
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.718%, 4/25/28	881,807	962,554
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.568%, 4/25/28	1,404,799	1,500,280
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.018%, 7/25/25	469,395	496,865
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 6.918%, 11/25/24	239,741	261,400

Dynamic Asset Allocation Growth Fund 69

	Principal
MORTGAGE-BACKED SECURITIES (1.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.318%, 2/25/25	$143,046	$151,544
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.268%, 4/25/29	50,000	53,377
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.268%, 1/25/29	920,000	971,112
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 6.018%, 5/25/25	126,495	133,559
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 6.018%, 5/25/25	80,088	82,713
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 4.918%, 7/25/24	272,106	283,424
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 3.268%, 7/25/29	190,000	188,152
Federal National Mortgage Association 144A Connecticut Avenue
Securities Trust FRB Ser. 19-R02, Class 1M2, (1 Month US LIBOR
+ 2.30%), 4.318%, 8/25/31	120,000	120,777
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 3.618%, 10/25/28 (Bermuda)	295,563	296,394
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 2.818%, 2/25/34	515,323	507,278
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
4.448%, 2/25/35 W	183,005	190,314
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 2.843%, 8/25/34	128,320	128,320
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
2.97%, 8/26/47 W	160,000	158,619
New Century Home Equity Loan Trust FRB Ser. 03-4, Class M1,
(1 Month US LIBOR + 1.13%), 3.143%, 10/25/33	205,433	207,294
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
3.068%, 10/25/34	410,000	408,721
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 2.868%, 5/25/47	779,067	653,772
Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, (1 Month US LIBOR + 0.16%), 2.178%, 4/25/36	57,052	56,995
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR12, Class 1A8, 3.876%, 10/25/35 W	621,415	631,083
FRB Ser. 07-HY2, Class 1A1, 3.823%, 12/25/36 W	300,384	295,472
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
2.978%, 7/25/45	257,496	256,389
FRB Ser. 04-AR12, Class A2B, (1 Month US LIBOR + 0.92%),
2.938%, 10/25/44	432,795	421,846
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%),
2.418%, 8/25/45	386,582	379,623
		25,251,951
Total mortgage-backed securities (cost $52,632,851)		$52,239,752

70 Dynamic Asset Allocation Growth Fund

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.4%)*	amount	Value
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)	$525,000	$558,074
Brazil (Federal Republic of) sr. unsec. unsub. notes 6.00%,
4/7/26 (Brazil)	920,000	1,063,750
Brazil (Federal Republic of) sr. unsec. unsub. notes 4.25%,
1/7/25 (Brazil)	390,000	410,963
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)	820,000	869,589
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)	925,000	1,020,978
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	200,000	220,753
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	690,000	748,650
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	285,000	291,764
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	375,000	361,406
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%,
7/23/24 (Ivory Coast)	350,000	358,313
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	1,141,000	1,379,925
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)	600,000	641,994
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	275,000	276,375
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)	360,000	368,095
United Mexican States sr. unsec. unsub. notes 4.50%,
4/22/29 (Mexico)	846,000	919,456
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)	865,000	915,139
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †	460,000	50,600
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	745,000	81,950
Total foreign government and agency bonds and notes (cost $10,015,089)		$10,537,774

	Principal
ASSET-BACKED SECURITIES (0.4%)*	amount	Value
Arroyo Mortgage Trust 144A Ser. 19-3, Class A3, 3.416%, 10/25/48 W	$277,050	$277,824
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
2.868%, 11/25/51	314,000	314,000
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
2.818%, 6/25/52	1,275,000	1,275,000
Station Place Securitization Trust 144A
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
2.787%, 10/24/20	1,194,000	1,194,000
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%),
2.737%, 9/24/20	1,250,000	1,250,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
2.737%, 6/24/20	1,293,000	1,293,000

Dynamic Asset Allocation Growth Fund 71

	Principal
ASSET-BACKED SECURITIES (0.4%)* cont.	amount	Value
Station Place Securitization Trust 144A
FRB Ser. 18-8, Class A, (1 Month US LIBOR + 0.70%),
2.737%, 2/24/20	$2,129,000	$2,129,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR + 0.65%),
2.668%, 8/25/52	705,000	705,000
Toorak Mortgage Corp. 144A Ser. 19-1, Class A1, 4.336%, 3/25/22	570,000	575,700
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 2.745%, 1/25/46	908,029	900,642
Total asset-backed securities (cost $9,911,421)		$9,914,166

	Principal
SENIOR LOANS (0.1%)*c	amount	Value
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.334%, 12/15/24	$333,791	$316,267
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.514%, 6/21/24	430,100	418,631
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 5.59%, 4/3/24	164,579	161,013
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.794%, 12/31/22	135,000	120,909
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.933%, 5/5/24	88,558	88,226
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.796%, 4/16/21	75,492	74,831
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.794%, 3/31/24	123,276	121,427
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 6.032%, 5/1/26	35,207	35,420
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.509%, 5/21/24	263,642	89,638
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.252%, 10/16/23	130,315	89,483
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.53%, 11/6/24	536,578	534,230
Neiman Marcus Group, Ltd., LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 6.00%), 8.057%, 10/25/23	154,034	117,707
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.287%, 11/3/23	53,619	49,061
Revlon Consumer Products Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.624%, 9/7/23	176,474	134,010
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 10.063%, 2/28/26	170,000	142,800
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 5.313%, 2/28/25	167,376	151,893
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.044%, 3/28/25	339,117	324,563
Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 5.00%), 7.104%, 5/30/26	250,000	225,469
Total senior loans (cost $3,586,486)		$3,195,578

72 Dynamic Asset Allocation Growth Fund

	Expiration		Strike
WARRANTS (0.1%)* †	date		price	Warrants	Value
Bupa Arabia for Cooperative Insurance Co. 144A
(Saudi Arabia)	12/16/21		$0.00	57,633	$1,634,717
Jarir Marketing Co. 144A (Saudi Arabia)	1/20/22		0.00	34,178	1,439,437
Total warrants (cost $2,755,231)					$3,074,154

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
EUR/USD (Put)	Oct-19/$1.10	33,580,379	EUR	30,809,100	$249,468
Citibank, N.A.
	Feb-20/JPY
AUD/JPY (Put)	JPY 70.00	22,035,498	AUD	32,647,600	256,295
Goldman Sachs International
	Feb-20/JPY
AUD/JPY (Put)	JPY 70.00	22,035,498	AUD	32,647,600	256,295
Total purchased options outstanding (cost $1,094,446)					$762,058

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	$7,578	$252,793
Nine Point Energy 6.75% cv. pfd. F	34	6,800
Total convertible preferred stocks (cost $172,507)		$259,593

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP S	6,720	$176,131
Total preferred stocks (cost $168,119)		$176,131

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$120,000	$109,945
Total convertible bonds and notes (cost $112,380)		$109,945

	Principal amount/
SHORT-TERM INVESTMENTS (14.7%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.15% [d]	Shares	11,413,847	$11,413,847
Putnam Short Term Investment Fund 2.05% L	Shares	259,274,989	259,274,989
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.88% P	Shares	580,000	580,000
Atlantic Asset Securitization, LLC asset backed commercial
paper 2.138%, 10/28/19		$12,375,001	12,355,577
Barclays Bank PLC CCP asset backed commercial paper
2.180%, 11/7/19		12,422,000	12,393,455
CRC Funding, LLC asset backed commercial paper
2.242%, 10/21/19		4,677,000	4,671,336
Export Development Canada commercial paper
2.115%, 10/15/19		6,250,000	6,244,583
Manhattan Asset Funding Co., LLC asset backed commercial
paper 2.101%, 12/12/19		11,622,000	11,572,628
MetLife Short Term Funding, LLC asset backed commercial paper
2.242%, 10/10/19		15,000,000	14,991,496
NRW.Bank commercial paper 2.252%, 10/9/19		15,000,000	14,992,763

Dynamic Asset Allocation Growth Fund 73

	Principal amount/
SHORT-TERM INVESTMENTS (14.7%)* cont.	shares	Value
Prudential PLC commercial paper 2.232%, 10/15/19	$11,250,000	$11,240,015
Regency Markets No. 1, LLC asset backed commercial paper
2.084%, 10/9/19	12,500,000	12,493,572
Simon Property Group LP commercial paper 2.090%, 11/12/19	12,000,000	11,969,843
U.S. Treasury Bills 2.039%, 12/5/19 # Δ §	525,001	523,307
U.S. Treasury Bills 2.015%, 10/10/19 Δ	280,000	279,877
U.S. Treasury Bills 1.903%, 11/14/19 # Δ §	500,000	498,913
U.S. Treasury Bills 2.006%, 11/7/19 # Δ §	6,676,000	6,664,198
U.S. Treasury Bills 2.031%, 11/21/19 # Δ §	13,044,000	13,010,848
U.S. Treasury Bills 2.048%, 12/12/19 # Δ §	2,989,001	2,978,380
U.S. Treasury Bills 1.908%, 3/12/20 # §	885,002	877,816
Total short-term investments (cost $409,023,651)		$409,027,443

TOTAL INVESTMENTS
Total investments (cost $2,554,568,090)		$2,829,960,738

Key to holding’s currency abbreviations
AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen
USD /$	United States Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

74 Dynamic Asset Allocation Growth Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2018 through September 30, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,784,055,179.

† This security is non-income-producing.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $403, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $17,227,484 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,818,966 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $1,925,123 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $167,666,097 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

Dynamic Asset Allocation Growth Fund 75

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	76.8%	Hong Kong	0.6%
Japan	3.6	Taiwan	0.6
United Kingdom	3.1	Sweden	0.6
France	1.6	India	0.6
Germany	1.6	South Korea	0.6
China	1.5	Spain	0.5
Switzerland	1.4	Brazil	0.5
Australia	1.2	Other	3.6
Netherlands	0.8	Total	100.0%
Canada	0.8

FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $363,587,361)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	10/16/19	$5,779,955	$6,004,536	$(224,581)
	Australian Dollar	Sell	10/16/19	5,779,955	5,796,631	16,676
	Brazilian Real	Buy	10/2/19	5,227,307	5,637,107	(409,800)
	Brazilian Real	Sell	10/2/19	5,227,307	5,318,516	91,209
	Brazilian Real	Sell	2/4/20	251,438	217,127	(34,311)
	British Pound	Sell	12/18/19	3,499,681	3,471,263	(28,418)
	Canadian Dollar	Sell	10/16/19	1,959,578	1,964,043	4,465
	Euro	Buy	12/18/19	8,788,617	8,862,729	(74,112)
	Mexican Peso	Buy	10/16/19	2,816,061	2,847,490	(31,429)
	New Zealand Dollar	Buy	10/16/19	4,051,535	4,236,295	(184,760)
	New Zealand Dollar	Sell	10/16/19	4,051,535	4,178,380	126,845
	Russian Ruble	Buy	12/18/19	2,758,906	2,694,110	64,796
	Swedish Krona	Sell	12/18/19	1,610,446	1,624,663	14,217
Barclays Bank PLC
	Canadian Dollar	Sell	10/16/19	5,933,773	6,011,805	78,032
	Euro	Buy	12/18/19	7,717,505	7,780,372	(62,867)
	Hong Kong Dollar	Sell	11/20/19	10,271,372	10,284,938	13,566
	Japanese Yen	Buy	11/20/19	2,671,072	2,729,770	(58,698)
	New Zealand Dollar	Sell	10/16/19	2,381,122	2,561,907	180,785
	Swiss Franc	Buy	12/18/19	5,148,593	5,216,696	(68,103)
Citibank, N.A.
	Australian Dollar	Buy	10/16/19	2,053,629	2,133,599	(79,970)
	Australian Dollar	Sell	10/16/19	2,053,629	2,052,239	(1,390)
	Brazilian Real	Buy	10/2/19	2,675,002	2,873,095	(198,093)

76 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $363,587,361) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Citibank, N.A. cont.
	Brazilian Real	Sell	10/2/19	$2,675,002	$2,694,424	$19,422
	Brazilian Real	Sell	2/4/20	30,603	30,727	124
	Canadian Dollar	Buy	10/16/19	2,850,014	2,898,311	(48,297)
	Canadian Dollar	Sell	10/16/19	2,850,014	2,851,758	1,744
	Danish Krone	Sell	12/18/19	1,480,290	1,494,031	13,741
	Euro	Sell	12/18/19	2,770,811	2,811,864	41,053
	Japanese Yen	Buy	11/20/19	10,640,137	10,788,754	(148,617)
	New Zealand Dollar	Buy	10/16/19	1,382,834	1,393,169	(10,335)
	New Zealand Dollar	Sell	10/16/19	1,382,834	1,476,338	93,504
Credit Suisse International
	Australian Dollar	Buy	10/16/19	2,783,822	2,781,128	2,694
	Australian Dollar	Sell	10/16/19	2,783,822	2,781,383	(2,439)
	Canadian Dollar	Buy	10/16/19	2,756,621	2,758,521	(1,900)
	Canadian Dollar	Sell	10/16/19	2,756,621	2,762,137	5,516
	Euro	Buy	12/18/19	2,731,120	2,766,640	(35,520)
Goldman Sachs International
	Australian Dollar	Buy	10/16/19	6,909,245	6,923,343	(14,098)
	Australian Dollar	Sell	10/16/19	6,909,245	7,103,588	194,343
	Brazilian Real	Buy	2/4/20	2,817,602	2,814,576	3,026
	Canadian Dollar	Buy	10/16/19	2,776,251	2,778,153	(1,902)
	Canadian Dollar	Sell	10/16/19	2,776,251	2,774,785	(1,466)
	Euro	Sell	12/18/19	884,826	886,853	2,027
	Indian Rupee	Buy	11/20/19	2,829,113	2,855,332	(26,219)
	Indonesian Rupiah	Buy	11/20/19	2,792,325	2,714,923	77,402
	Japanese Yen	Sell	11/20/19	6,620,471	6,651,056	30,585
	New Taiwan Dollar	Sell	11/20/19	2,988,574	2,898,397	(90,177)
	New Zealand Dollar	Sell	10/16/19	4,114,049	4,255,340	141,291
	Norwegian Krone	Buy	12/18/19	8,591,193	8,625,556	(34,363)
	Russian Ruble	Buy	12/18/19	2,758,906	2,692,144	66,762
	South Korean Won	Sell	11/20/19	2,782,928	2,964,917	181,989
	Swedish Krona	Sell	12/18/19	3,896,104	3,928,108	32,004
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/16/19	2,769,641	2,794,724	(25,083)
	Australian Dollar	Sell	10/16/19	2,769,641	2,897,368	127,727
	Chinese Yuan (Offshore)	Buy	11/20/19	6,985,796	7,152,611	(166,815)
	Indonesian Rupiah	Buy	11/20/19	56,729	79,034	(22,305)
	Japanese Yen	Sell	11/20/19	2,796,275	2,810,466	14,191
	New Zealand Dollar	Buy	10/16/19	2,678,786	2,861,085	(182,299)
	New Zealand Dollar	Sell	10/16/19	2,693,381	2,789,358	95,977
	South Korean Won	Sell	11/20/19	2,783,231	2,892,647	109,416
	Swedish Krona	Sell	12/18/19	2,762,002	2,786,322	24,320

Dynamic Asset Allocation Growth Fund 77

FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $363,587,361) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/16/19	$4,560,649	$4,758,652	$(198,003)
	British Pound	Buy	12/18/19	13,379,409	13,416,919	(37,510)
	Canadian Dollar	Buy	10/16/19	4,993,734	4,997,110	(3,376)
	Canadian Dollar	Sell	10/16/19	4,993,734	5,051,066	57,332
	Euro	Sell	12/18/19	549,206	525,082	(24,124)
	Japanese Yen	Sell	11/20/19	2,723,319	2,773,645	50,326
	Mexican Peso	Buy	10/16/19	2,790,798	2,836,227	(45,429)
	Mexican Peso	Sell	10/16/19	2,790,798	2,780,264	(10,534)
	New Zealand Dollar	Sell	10/16/19	6,790,643	7,139,365	348,722
	Norwegian Krone	Sell	12/18/19	632,267	634,710	2,443
	Singapore Dollar	Buy	11/20/19	2,477,176	2,499,562	(22,386)
	South Korean Won	Buy	11/20/19	5,425,946	5,398,226	27,720
	Swedish Krona	Sell	12/18/19	74,160	74,795	635
	Swiss Franc	Buy	12/18/19	5,131,746	5,199,056	(67,310)
NatWest Markets PLC
	Australian Dollar	Buy	10/16/19	8,671,013	9,010,954	(339,941)
	Canadian Dollar	Buy	10/16/19	2,840,576	2,885,475	(44,899)
	Canadian Dollar	Sell	10/16/19	2,840,576	2,842,188	1,612
	Indian Rupee	Buy	11/20/19	7,361	82,361	(75,000)
	Japanese Yen	Buy	11/20/19	4,319,263	4,468,333	(149,070)
	New Taiwan Dollar	Sell	11/20/19	2,984,110	2,894,071	(90,039)
	Swedish Krona	Sell	12/18/19	2,759,847	2,783,301	23,454
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/16/19	1,287,443	1,287,752	(309)
	British Pound	Buy	12/18/19	2,721,248	2,730,594	(9,346)
	Canadian Dollar	Buy	10/16/19	7,079,697	7,102,433	(22,736)
	Canadian Dollar	Sell	10/16/19	7,079,697	7,087,028	7,331
	Euro	Sell	12/18/19	2,798,880	2,826,388	27,508
	Japanese Yen	Buy	11/20/19	7,427,874	7,671,760	(243,886)
	New Zealand Dollar	Buy	10/16/19	500,241	503,980	(3,739)
	New Zealand Dollar	Sell	10/16/19	500,241	533,938	33,697
	Norwegian Krone	Buy	12/18/19	1,979,219	1,986,855	(7,636)
	Swedish Krona	Sell	12/18/19	1,456,203	1,444,247	(11,956)
UBS AG
	Australian Dollar	Buy	10/16/19	2,869,246	2,894,405	(25,159)
	Japanese Yen	Sell	11/20/19	1,173,322	1,179,237	5,915
	New Zealand Dollar	Buy	10/16/19	799,220	834,455	(35,235)
	New Zealand Dollar	Sell	10/16/19	799,220	805,140	5,920
	Swedish Krona	Sell	12/18/19	2,716,680	2,740,445	23,765
WestPac Banking Corp.
	Australian Dollar	Buy	10/16/19	5,240,803	5,416,169	(175,366)
	Australian Dollar	Sell	10/16/19	5,240,803	5,236,701	(4,102)

78 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $363,587,361) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
WestPac Banking Corp. cont.
	Canadian Dollar	Buy	10/16/19	$2,776,251	$2,770,687	$5,564
	Canadian Dollar	Sell	10/16/19	2,776,251	2,766,603	(9,648)
Unrealized appreciation						2,491,393
Unrealized (depreciation)						(3,925,106)
Total						$(1,433,713)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/19
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	1,788	$136,189,528	$136,335,000	Dec-19	$(5,040,423)
S&P 500 Index E-Mini (Long)	1,730	257,488,010	257,640,250	Dec-19	(620,964)
S&P Mid Cap 400 Index E-Mini (Long)	316	61,161,168	61,240,800	Dec-19	(842,058)
U.S. Treasury Bond 30 yr (Long)	71	11,524,188	11,524,188	Dec-19	(166,222)
U.S. Treasury Bond Ultra 30 yr (Long)	141	27,058,781	27,058,781	Dec-19	(564,263)
U.S. Treasury Bond Ultra 30 yr (Short)	6	1,151,438	1,151,438	Dec-19	23,471
U.S. Treasury Note 2 yr (Long)	289	62,279,500	62,279,500	Dec-19	(147,080)
U.S. Treasury Note 2 yr (Short)	212	45,686,000	45,686,000	Dec-19	110,491
U.S. Treasury Note 5 yr (Long)	478	56,952,953	56,952,953	Dec-19	(324,903)
U.S. Treasury Note 5 yr (Short)	397	47,301,930	47,301,930	Dec-19	275,146
U.S. Treasury Note 10 yr (Long)	223	29,059,688	29,059,688	Dec-19	(277,509)
U.S. Treasury Note Ultra 10 yr (Long)	6	854,438	854,438	Dec-19	(10,935)
Unrealized appreciation					409,108
Unrealized (depreciation)					(7,994,357)
Total					$(7,585,249)

WRITTEN OPTIONS OUTSTANDING at 9/30/19 (premiums $643,481)
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Citibank, N.A.
AUD/JPY (Put)	Feb-20/JPY 66.00	33,053,246	AUD	48,971,400	$132,808
Goldman Sachs International
AUD/JPY (Put)	Feb-20/JPY 66.00	33,053,246	AUD	48,971,400	132,808
Total					$265,616

TBA SALE COMMITMENTS OUTSTANDING at 9/30/19 (proceeds receivable $12,249,570)
	Principal	Settlement
Agency	amount	date	Value
Government National Mortgage Association, 4.00%, 10/1/49	$1,000,000	10/21/19	$1,039,844
Uniform Mortgage-Backed Securities, 3.50%, 10/1/49	3,000,000	10/10/19	3,077,343
Uniform Mortgage-Backed Securities, 3.00%, 10/1/49	8,000,000	10/10/19	8,120,000
Total			$12,237,187

Dynamic Asset Allocation Growth Fund 79

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/19
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$13,138,900	$6,727 E	$(2,427)	12/18/21	3 month USD-	1.58% —	$4,300
				LIBOR-BBA —	Semiannually
				Quarterly
72,248,300	36,991 E	43,983	12/18/21	1.58% —	3 month USD-	6,992
				Semiannually	LIBOR-BBA —
					Quarterly
22,059,400	30,729 E	(26,948)	12/18/24	1.45% —	3 month USD-	3,781
				Semiannually	LIBOR-BBA —
					Quarterly
7,922,300	11,036 E	15,299	12/18/24	3 month USD-	1.45% —	4,263
				LIBOR-BBA —	Semiannually
				Quarterly
2,973,900	47,466 E	(42,364)	12/18/49	1.65% —	3 month USD-	5,103
				Semiannually	LIBOR-BBA —
					Quarterly
4,823,500	76,988 E	76,259	12/18/49	3 month USD-	1.65% —	(728)
				LIBOR-BBA —	Semiannually
				Quarterly
22,533,900	81,483 E	(67,165)	12/18/29	1.525% —	3 month USD-	14,316
				Semiannually	LIBOR-BBA —
					Quarterly
14,264,200	51,579 E	52,505	12/18/29	3 month USD-	1.525% —	926
				LIBOR-BBA —	Semiannually
				Quarterly
8,180,000	5,562 E	(66)	10/2/24	1.519% —	3 month USD-	(5,629)
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$49,076				$33,324

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$99,618	$99,778	$—	1/12/40	4.50% (1 month	Synthetic MBX	$274
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
634,273	635,634	—	1/12/41	5.00% (1 month	Synthetic MBX	2,211
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
189,086	189,355	—	1/12/40	5.00% (1 month	Synthetic MBX	520
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

80 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$22,332	$22,363	$—	1/12/39	(6.00%) 1 month	Synthetic MBX	$(69)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
219,152	219,384	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(634)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
6,743	6,669	—	1/12/43	3.50% (1 month	Synthetic TRS	(8)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
92,737	90,866	—	1/12/41	4.00% (1 month	Synthetic TRS	(822)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,784	5,724	—	1/12/42	4.00% (1 month	Synthetic TRS	1
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
24,722	24,443	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(31)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
291	288	—	1/12/38	6.50% (1 month	Synthetic TRS	1
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
82,004,544	84,123,555	—	11/26/19	(3 month USD-	A basket	2,149,701
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.34%) —	common stocks —
				Quarterly	Quarterly*
71,407,232	73,838,987	—	11/26/19	3 month USD-	Russell 1000 Total	(2,273,070)
				LIBOR-BBA plus	Return Index —
				0.09% — Quarterly	Quarterly
243,766	244,289	—	1/12/41	5.00% (1 month	Synthetic MBX	850
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
855,833	857,826	—	1/12/41	4.50% (1 month	Synthetic MBX Index	2,965
				USD-LIBOR) —	4.50% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
15,977	15,787	—	1/12/45	3.50% (1 month	Synthetic TRS	(20)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Growth Fund 81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International
$169,985,764	$169,520,274	$—	12/15/20	(1 month USD-	A basket	$(188,059)
				LIBOR-BBA plus	(GSGLPWDL) of
				0.50%) — Monthly	common stocks —
Monthly*
160,455,870	157,275,846	—	12/15/20	1 month USD-	A basket	2,945,629
				LIBOR-BBA minus	(GSGLPWDS) of
				0.15% — Monthly	common stocks —
Monthly*
12,575	12,588	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(36)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
15,102	15,118	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(44)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
285,058	285,360	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(825)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
59,881	59,224	—	1/12/40	4.00% (1 month	Synthetic TRS	18
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
14,319	14,172	—	1/12/42	4.00% (1 month	Synthetic TRS	3
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
14,319	14,172	—	1/12/42	4.00% (1 month	Synthetic TRS	3
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
10,043	9,998	—	1/12/39	6.00% (1 month	Synthetic TRS	75
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,926	1,910	—	1/12/38	6.50% (1 month	Synthetic TRS	7
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

82 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC
$34,422	$34,067	$—	1/12/42	(4.00%) 1 month	Synthetic TRS	$(8)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
92,737	90,866	—	1/12/41	(4.00%) 1 month	Synthetic TRS	822
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		5,103,080
Upfront premium (paid)		—		Unrealized (depreciation)		(2,463,626)
Total		$—		Total		$2,639,454

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	19,637	$2,311,082	2.75%
Alphabet, Inc. Class A	Technology	1,658	2,024,921	2.41%
Microsoft Corp.	Technology	13,559	1,885,051	2.24%
Walt Disney Co. (The)	Consumer cyclicals	13,911	1,812,847	2.15%
Apple, Inc.	Technology	7,969	1,784,873	2.12%
Texas Instruments, Inc.	Technology	13,056	1,687,322	2.01%
Honeywell International, Inc.	Capital goods	9,431	1,595,757	1.90%
Starbucks Corp.	Consumer staples	17,835	1,576,995	1.87%
Amazon.com, Inc.	Consumer cyclicals	878	1,524,653	1.81%
Mondelez International, Inc. Class A	Consumer staples	27,087	1,498,436	1.78%
U.S. Bancorp	Financials	26,142	1,446,710	1.72%
Automatic Data Processing, Inc.	Consumer cyclicals	8,916	1,439,208	1.71%
TJX Cos., Inc. (The)	Consumer cyclicals	25,526	1,422,821	1.69%
Intercontinental Exchange, Inc.	Financials	15,385	1,419,568	1.69%
Fidelity National Information	Technology	10,490	1,392,628	1.66%
Services, Inc.
Intuit, Inc.	Technology	5,183	1,378,333	1.64%
Kinder Morgan, Inc.	Utilities and power	65,293	1,345,682	1.60%
Ingersoll-Rand PLC	Capital goods	10,905	1,343,595	1.60%
Sysco Corp.	Consumer staples	16,515	1,311,309	1.56%
Exelon Corp.	Utilities and power	26,604	1,285,221	1.53%
Allstate Corp. (The)	Financials	11,458	1,245,308	1.48%
T-Mobile US, Inc.	Communication services	15,513	1,221,995	1.45%
Zimmer Biomet Holdings, Inc.	Health care	8,633	1,185,011	1.41%
Waste Management, Inc.	Capital goods	9,884	1,136,657	1.35%
Johnson & Johnson	Health care	8,589	1,111,182	1.32%
Vistra Energy Corp.	Utilities and power	41,127	1,099,335	1.31%
Exxon Mobil Corp.	Energy	15,379	1,085,905	1.29%

Dynamic Asset Allocation Growth Fund 83

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Omnicom Group, Inc.	Consumer cyclicals	13,412	$1,050,142	1.25%
Cisco Systems, Inc.	Technology	20,629	1,019,271	1.21%
Cognizant Technology Solutions	Technology	16,583	999,373	1.19%
Corp. Class A
VICI Properties, Inc.	Financials	43,010	974,173	1.16%
eBay, Inc.	Technology	24,526	956,042	1.14%
Baxter International, Inc.	Health care	10,844	948,484	1.13%
Annaly Capital Management, Inc.	Financials	102,812	904,743	1.08%
Verizon Communications, Inc.	Communication services	14,842	895,834	1.06%
Ross Stores, Inc.	Consumer cyclicals	8,012	880,141	1.05%
Merck & Co., Inc.	Health care	10,112	851,215	1.01%
Norfolk Southern Corp.	Transportation	4,628	831,430	0.99%
Hershey Co. (The)	Consumer staples	5,260	815,313	0.97%
Procter & Gamble Co. (The)	Consumer staples	6,338	788,366	0.94%
KLA Corp.	Technology	4,873	777,054	0.92%
Leidos Holdings, Inc.	Technology	8,817	757,162	0.90%
Occidental Petroleum Corp.	Energy	16,868	750,119	0.89%
Pfizer, Inc.	Health care	20,792	747,053	0.89%
Garmin, Ltd.	Technology	8,801	745,371	0.89%
AGNC Investment Corp.	Financials	45,740	735,960	0.87%
Cadence Design Systems, Inc.	Technology	10,497	693,665	0.82%
AutoZone, Inc.	Consumer cyclicals	638	692,175	0.82%
F5 Networks, Inc.	Technology	4,879	685,132	0.81%
Hologic, Inc.	Health care	13,355	674,303	0.80%

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
WEC Energy Group, Inc.	Utilities and power	11,288	$1,073,481	0.63%
Xcel Energy, Inc.	Utilities and power	16,111	1,045,432	0.62%
Expedia, Inc.	Consumer cyclicals	7,665	1,030,287	0.61%
AMETEK, Inc.	Conglomerates	11,201	1,028,472	0.61%
AXA Equitable Holdings, Inc.	Financials	46,354	1,027,199	0.61%
CGI Group, Inc. Class A (Canada)	Technology	12,929	1,022,305	0.60%
Hershey Co. (The)	Consumer staples	6,576	1,019,220	0.60%
Church & Dwight Co., Inc.	Consumer staples	13,406	1,008,699	0.60%
Aena SME SA (Spain)	Transportation	5,505	1,008,054	0.59%
Mitsubishi UFJ Financial Group, Inc.	Financials	198,625	1,007,406	0.59%
(Japan)
Muenchener Rueckversicherungs-	Financials	3,806	984,932	0.58%
Gesellschaft AG in Muenchen
(Germany)
Starbucks Corp.	Consumer staples	11,125	983,663	0.58%
Roper Technologies, Inc.	Capital goods	2,745	978,962	0.58%
OGE Energy Corp.	Utilities and power	21,514	976,289	0.58%
Ingersoll-Rand PLC	Capital goods	7,911	974,701	0.57%

84 Dynamic Asset Allocation Growth Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Toronto-Dominion Bank (Canada)	Financials	16,693	$973,346	0.57%
National Bank of Canada (Canada)	Financials	19,463	968,426	0.57%
Coca-Cola European Partners PLC	Consumer staples	17,389	964,232	0.57%
(United Kingdom)
Swisscom AG (Switzerland)	Communication services	1,953	963,107	0.57%
Swiss Life Holding AG (Switzerland)	Financials	2,014	962,817	0.57%
Royal Bank of Canada (Canada)	Financials	11,805	957,579	0.56%
MTU Aero Engines AG (Germany)	Capital goods	3,579	951,044	0.56%
ANSYS, Inc.	Technology	4,285	948,421	0.56%
Endesa SA (Spain)	Utilities and power	35,992	946,993	0.56%
Shionogi & Co., Ltd. (Japan)	Health care	16,870	935,956	0.55%
Pernod Ricard SA (France)	Consumer staples	5,229	931,254	0.55%
Telia Company AB (Sweden)	Communication services	207,625	929,499	0.55%
Expeditors International of	Transportation	12,472	926,567	0.55%
Washington, Inc.
Omnicom Group, Inc.	Consumer cyclicals	11,828	926,131	0.55%
Cummins, Inc.	Capital goods	5,690	925,561	0.55%
Canadian Imperial Bank of	Financials	11,179	922,356	0.54%
Commerce (Canada)
Comcast Corp. Class A	Communication services	20,359	917,789	0.54%
Paychex, Inc.	Technology	11,075	916,684	0.54%
Amgen, Inc.	Health care	4,688	907,261	0.54%
Biogen, Inc.	Health care	3,773	878,373	0.52%
Diageo PLC (United Kingdom)	Consumer staples	21,385	876,369	0.52%
Citrix Systems, Inc.	Technology	9,005	869,161	0.51%
L’Oreal SA (France)	Consumer staples	3,098	867,384	0.51%
Repsol SA (Spain)	Energy	55,452	866,715	0.51%
Mitsubishi Heavy Industries, Ltd.	Capital goods	21,937	858,613	0.51%
(Japan)
Ageas (Belgium)	Financials	15,475	858,176	0.51%
AutoZone, Inc.	Consumer cyclicals	785	851,489	0.50%
Porsche Automobil Holding SE	Consumer cyclicals	13,014	846,798	0.50%
(Preference) (Germany)
Eni SpA (Italy)	Utilities and power	54,398	832,092	0.49%
Givaudan SA (Switzerland)	Basic materials	297	828,435	0.49%
Rio Tinto PLC (United Kingdom)	Basic materials	15,850	820,244	0.48%
ConocoPhillips	Energy	14,305	815,096	0.48%
Sumitomo Mitsui Financial Group, Inc.	Financials	23,832	814,432	0.48%
(Japan)
Host Hotels & Resorts, Inc.	Consumer cyclicals	47,022	813,019	0.48%
Wolters Kluwer NV (Netherlands)	Consumer cyclicals	11,076	808,627	0.48%

Dynamic Asset Allocation Growth Fund 85

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Entergy Corp.	Utilities and power	8,494	$996,873	0.63%
Prologis, Inc.	Financials	11,355	967,706	0.62%
Weyerhaeuser Co.	Basic materials	34,747	962,502	0.61%
Camden Property Trust	Financials	8,661	961,403	0.61%
Markel Corp.	Financials	813	960,402	0.61%
Coca-Cola Co. (The)	Consumer staples	17,467	950,889	0.60%
Equifax, Inc.	Consumer cyclicals	6,754	950,120	0.60%
Fortis, Inc. (Canada)	Utilities and power	22,386	946,412	0.60%
Becton Dickinson and Co.	Health care	3,692	933,937	0.59%
Daimler AG (Registered Shares)	Consumer cyclicals	18,431	916,465	0.58%
(Germany)
Westpac Banking Corp. (Australia)	Financials	45,515	910,553	0.58%
Alexandria Real Estate Equities, Inc.	Financials	5,875	905,046	0.58%
Deere & Co.	Capital goods	5,332	899,459	0.57%
ABB, Ltd. (Switzerland)	Capital goods	45,058	885,307	0.56%
Nasdaq, Inc.	Financials	8,794	873,702	0.56%
SBA Communications Corp.	Communication services	3,611	870,739	0.55%
Panasonic Corp. (Japan)	Consumer cyclicals	106,452	862,050	0.55%
Arthur J. Gallagher & Co.	Financials	9,566	856,782	0.54%
Southern Co. (The)	Utilities and power	13,763	850,167	0.54%
Nokia OYJ (Finland)	Technology	166,830	845,538	0.54%
Xylem, Inc.	Capital goods	10,549	839,917	0.53%
Liberty Media Corp.-Liberty Formula	Consumer cyclicals	19,724	820,339	0.52%
One Class C
Vornado Realty Trust	Financials	12,859	818,753	0.52%
AIA Group, Ltd. (Hong Kong)	Financials	86,220	814,597	0.52%
Koninklijke KPN NV (Netherlands)	Communication services	261,149	814,354	0.52%
American Tower Corp.	Communication services	3,678	813,274	0.52%
Autodesk, Inc.	Technology	5,502	812,651	0.52%
Gartner, Inc.	Consumer cyclicals	5,674	811,386	0.52%
MGM Resorts International	Consumer cyclicals	29,096	806,542	0.51%
Zurich Insurance Group AG	Financials	2,107	806,288	0.51%
(Switzerland)
DBS Group Holdings, Ltd. (Singapore)	Financials	44,459	804,171	0.51%
FedEx Corp.	Transportation	5,507	801,622	0.51%
IBM Corp.	Technology	5,419	788,085	0.50%
Anheuser-Busch InBev SA/NV	Consumer staples	8,269	787,906	0.50%
(Belgium)
Ventas, Inc.	Health care	10,691	780,742	0.50%
Dollar Tree, Inc.	Consumer cyclicals	6,643	758,379	0.48%
Banco Santander SA (Spain)	Financials	186,018	757,578	0.48%
NiSource, Inc.	Utilities and power	25,241	755,217	0.48%
AstraZeneca PLC (United Kingdom)	Health care	8,455	754,824	0.48%
Accor SA (France)	Consumer cyclicals	17,441	727,109	0.46%
ANA Holdings, Inc. (Japan)	Transportation	21,552	724,355	0.46%

86 Dynamic Asset Allocation Growth Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Commonwealth Bank of Australia	Financials	13,225	$721,512	0.46%
(Australia)
Compagnie Financiere Richemont SA	Consumer cyclicals	9,801	719,028	0.46%
(Switzerland)
American Express Co.	Financials	6,053	715,953	0.46%
Crown Castle International Corp.	Communication services	5,131	713,277	0.45%
Waste Connections, Inc.	Capital goods	7,741	712,186	0.45%
TransUnion	Consumer cyclicals	8,679	703,919	0.45%
Nidec Corp. (Japan)	Technology	5,202	698,622	0.44%
Fidelity National Information Services, Technology		5,225	693,714	0.44%
Inc.
Charter Communications, Inc. Class A	Communication services	1,681	692,959	0.44%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$1,367	$20,000	$1,692	5/11/63	300 bp —	$(315)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,591	43,000	3,638	5/11/63	300 bp —	(1,025)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,309	86,000	7,276	5/11/63	300 bp —	(1,923)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	(45)	101,000	222	5/11/63	200 bp —	211
Index						Monthly
CMBX NA A.6	A/P	65	37,000	81	5/11/63	200 bp —	158
Index						Monthly
CMBX NA BB.6	BB/P	8,820	42,000	6,544	5/11/63	500 bp —	2,311
Index						Monthly
CMBX NA BB.6	BB/P	57,595	234,000	36,457	5/11/63	500 bp —	21,333
Index						Monthly
CMBX NA BB.7	BB/P	6,943	50,000	3,570	1/17/47	500 bp —	3,414
Index						Monthly
CMBX NA BB.7	BB/P	13,625	106,000	7,568	1/17/47	500 bp —	6,144
Index						Monthly
CMBX NA BB.7	BB/P	17,514	145,000	10,353	1/17/47	500 bp —	7,282
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	(3,461)	3,134,000	6,895	5/11/63	200 bp —	4,479
Index						Monthly
CMBX NA A.7	A-/P	3,286	79,000	1,367	1/17/47	200 bp —	4,679
Index						Monthly
CMBX NA BB.7	BB/P	10,567	79,000	5,641	1/17/47	500 bp —	4,992
Index						Monthly

Dynamic Asset Allocation Growth Fund 87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BBB–.6	BBB–/P	$6,295	$67,000	$5,668	5/11/63	300 bp —	$661
Index						Monthly
CMBX NA BBB–.7	BBB–/P	22,053	279,000	4,352	1/17/47	300 bp —	17,840
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	35,368	695,000	1,529	5/11/63	200 bp —	37,129
Index						Monthly
CMBX NA A.6	A/P	34,350	570,000	1,254	5/11/63	200 bp —	35,794
Index						Monthly
CMBX NA A.6	A/P	9,953	430,000	946	5/11/63	200 bp —	11,042
Index						Monthly
CMBX NA A.6	A/P	12,800	408,000	898	5/11/63	200 bp —	13,833
Index						Monthly
CMBX NA A.6	A/P	13,238	257,000	565	5/11/63	200 bp —	13,890
Index						Monthly
CMBX NA A.6	A/P	7,609	246,000	541	5/11/63	200 bp —	8,232
Index						Monthly
CMBX NA A.6	A/P	8,151	165,000	363	5/11/63	200 bp —	8,569
Index						Monthly
CMBX NA A.6	A/P	8,866	135,000	297	5/11/63	200 bp —	9,208
Index						Monthly
CMBX NA A.6	A/P	6,277	124,000	273	5/11/63	200 bp —	6,591
Index						Monthly
CMBX NA A.6	A/P	6,453	124,000	273	5/11/63	200 bp —	6,767
Index						Monthly
CMBX NA A.6	A/P	6,277	124,000	273	5/11/63	200 bp —	6,591
Index						Monthly
CMBX NA A.6	A/P	(12)	19,000	42	5/11/63	200 bp —	37
Index						Monthly
CMBX NA A.6	A/P	136	18,000	40	5/11/63	200 bp —	181
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,769	35,000	2,961	5/11/63	300 bp —	(174)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,006	37,000	3,130	5/11/63	300 bp —	894
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,338	64,000	5,414	5/11/63	300 bp —	(2,044)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,769	70,000	5,922	5/11/63	300 bp —	(1,118)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,158	74,000	6,260	5/11/63	300 bp —	1,934
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,764	92,000	7,783	5/11/63	300 bp —	26
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,541	103,000	8,714	5/11/63	300 bp —	3,878
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,477	136,000	11,506	5/11/63	300 bp —	39
Index						Monthly

88 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$12,435	$144,000	$12,182	5/11/63	300 bp —	$324
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,886	225,000	19,035	5/11/63	300 bp —	(8,037)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	67,247	717,000	60,658	5/11/63	300 bp —	6,947
Index						Monthly
CMBX NA BBB–.6	BBB–/P	65,023	865,000	73,179	5/11/63	300 bp —	(7,723)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	31,583	401,000	6,256	1/17/47	300 bp —	25,527
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	11,863	56,000	8,725	5/11/63	500 bp —	3,185
Index						Monthly
CMBX NA BB.6	BB/P	14,604	69,000	10,750	5/11/63	500 bp —	3,911
Index						Monthly
CMBX NA A.6	A/P	82,311	3,578,000	7,872	5/11/63	200 bp —	91,376
Index						Monthly
CMBX NA A.6	A/P	336	115,000	253	5/11/63	200 bp —	627
Index						Monthly
CMBX NA A.7	A-/P	7,192	164,000	2,837	1/17/47	200 bp —	10,084
Index						Monthly
CMBX NA BB.10	BB–/P	8,345	104,000	9,069	5/11/63	500 bp —	(637)
Index						Monthly
Merrill Lynch International
CMBX NA A.6	A/P	1,016	78,000	172	5/11/63	200 bp —	1,214
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,957	20,000	1,692	5/11/63	300 bp —	275
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,905	29,000	2,453	5/11/63	300 bp —	466
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,848	39,000	3,299	5/11/63	300 bp —	568
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	10,374	75,000	6,345	5/11/63	300 bp —	4,067
Index						Monthly
CMBX NA A.6	A/P	5,586	413,000	909	5/11/63	200 bp —	6,633
Index						Monthly
CMBX NA A.6	A/P	8,628	167,000	367	5/11/63	200 bp —	9,051
Index						Monthly
CMBX NA A.6	A/P	940	68,000	150	5/11/63	200 bp —	1,113
Index						Monthly
CMBX NA A.6	A/P	536	48,000	106	5/11/63	200 bp —	658
Index						Monthly
CMBX NA A.6	A/P	76	28,000	62	5/11/63	200 bp —	147
Index						Monthly
CMBX NA A.6	A/P	197	21,000	46	5/11/63	200 bp —	250
Index						Monthly

Dynamic Asset Allocation Growth Fund 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA A.6	A/P	$—	$1,000	$2	5/11/63	200 bp —	$3
Index						Monthly
CMBX NA A.6	A/P	60	1,000	2	5/11/63	200 bp —	63
Index						Monthly
CMBX NA BB.6	BB/P	18,418	75,000	11,685	5/11/63	500 bp —	6,795
Index						Monthly
CMBX NA BB.6	BB/P	36,962	150,000	23,370	5/11/63	500 bp —	13,717
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,634	63,000	5,330	5/11/63	300 bp —	2,336
Index						Monthly
Upfront premium received		771,292	Unrealized appreciation				427,476
Upfront premium (paid)		(3,518)	Unrealized (depreciation)				(22,996)
Total		$767,774	Total				$404,480

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2019.

Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,802)	$243,000	$4,204	1/17/47	(200 bp) —	$(6,086)
					Monthly
CMBX NA BB.10 Index	(5,114)	49,000	4,273	11/17/59	(500 bp) —	(882)
					Monthly
CMBX NA BB.10 Index	(4,386)	40,000	3,488	11/17/59	(500 bp) —	(937)
					Monthly
CMBX NA BB.11 Index	(18,786)	145,000	10,687	11/18/54	(500 bp) —	(8,221)
					Monthly
CMBX NA BB.11 Index	(4,713)	50,000	3,685	11/18/54	(500 bp) —	(1,070)
					Monthly
CMBX NA BB.8 Index	(6,084)	49,000	5,699	10/17/57	(500 bp) —	(426)
					Monthly
CMBX NA BB.9 Index	(73,802)	715,000	42,328	9/17/58	(500 bp) —	(32,070)
					Monthly
CMBX NA BB.9 Index	(6,710)	104,000	6,157	9/17/58	(500 bp) —	(640)
					Monthly
CMBX NA BB.9 Index	(6,516)	101,000	5,979	9/17/58	(500 bp) —	(621)
					Monthly
CMBX NA BBB–.6 Index	(4,092)	37,000	3,130	5/11/63	(300 bp) —	(981)
					Monthly

90 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International
CMBX NA BB.10 Index	$(13,476)	$101,000	$8,807	11/17/59	(500 bp) —	$(4,753)
					Monthly
CMBX NA BB.10 Index	(11,892)	100,000	8,720	11/17/59	(500 bp) —	(3,255)
					Monthly
CMBX NA BB.10 Index	(6,588)	53,000	4,622	11/17/59	(500 bp) —	(2,010)
					Monthly
CMBX NA BB.7 Index	(8,878)	503,000	78,367	5/11/63	(500 bp) —	69,073
					Monthly
CMBX NA BB.7 Index	(28,223)	153,000	10,924	1/17/47	(500 bp) —	(17,426)
					Monthly
CMBX NA BB.7 Index	(8,060)	49,000	3,499	1/17/47	(500 bp) —	(4,602)
					Monthly
CMBX NA BB.8 Index	(1,402)	8,000	930	10/17/57	(500 bp) —	(478)
					Monthly
CMBX NA BB.9 Index	(34,184)	341,000	20,187	9/17/58	(500 bp) —	(14,281)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(716)	7,000	1,091	5/11/63	(500 bp) —	369
					Monthly
CMBX NA BB.7 Index	(6,961)	46,000	3,284	1/17/47	(500 bp) —	(3,715)
					Monthly
CMBX NA BB.7 Index	(86,298)	425,000	30,345	1/17/47	(500 bp) —	(56,305)
					Monthly
CMBX NA BB.7 Index	(11,141)	68,000	4,855	1/17/47	(500 bp) —	(6,343)
					Monthly
CMBX NA BB.9 Index	(3,018)	28,000	1,658	9/17/58	(500 bp) —	(1,383)
					Monthly
CMBX NA BB.9 Index	(1,666)	14,000	829	9/17/58	(500 bp) —	(849)
					Monthly
CMBX NA BB.9 Index	(1,685)	14,000	829	9/17/58	(500 bp) —	(868)
					Monthly
CMBX NA BB.9 Index	(313)	3,000	178	9/17/58	(500 bp) —	(138)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.11 Index	(7,783)	72,000	5,306	11/18/54	(500 bp) —	(2,536)
					Monthly
CMBX NA BB.11 Index	(4,580)	46,000	3,390	11/18/54	(500 bp) —	(1,229)
					Monthly
CMBX NA BB.11 Index	(3,595)	35,000	2,580	11/18/54	(500 bp) —	(1,044)
					Monthly
CMBX NA BB.12 Index	(9,484)	104,000	8,206	8/17/61	(500 bp) —	(1,365)
					Monthly
CMBX NA BB.6 Index	(8,295)	59,000	9,192	5/11/63	(500 bp) —	848
					Monthly
CMBX NA BB.6 Index	(7,578)	57,000	8,881	5/11/63	(500 bp) —	1,255
					Monthly

Dynamic Asset Allocation Growth Fund 91

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BB.7 Index	$(56,821)	$449,000	$32,059	1/17/47	(500 bp) —	$(25,136)
					Monthly
CMBX NA BBB–.6 Index	(11,174)	109,000	9,221	5/11/63	(300 bp) —	(2,007)
					Monthly
CMBX NA BBB–.7 Index	(13,698)	361,000	5,632	1/17/47	(300 bp) —	(8,247)
					Monthly
CMBX NA BBB–.7 Index	(1,779)	49,000	764	1/17/47	(300 bp) —	(1,039)
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(5,164)	49,000	4,273	11/17/59	(500 bp) —	(932)
					Monthly
CMBX NA BB.10 Index	(5,706)	48,000	4,186	11/17/59	(500 bp) —	(1,560)
					Monthly
CMBX NA BB.9 Index	(15,966)	156,000	9,235	9/17/58	(500 bp) —	(6,861)
					Monthly
CMBX NA BB.9 Index	(4,621)	78,000	4,618	9/17/58	(500 bp) —	(58)
					Monthly
CMBX NA BB.9 Index	(2,866)	29,000	1,717	9/17/58	(500 bp) —	(1,173)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(4,177)	41,000	640	1/17/47	(300 bp) —	(3,558)
					Monthly
CMBX NA BB.10 Index	(5,139)	49,000	4,273	11/17/59	(500 bp) —	(907)
					Monthly
CMBX NA BB.11 Index	(5,696)	58,000	4,275	11/18/54	(500 bp) —	(1,470)
					Monthly
CMBX NA BB.11 Index	(4,288)	45,000	3,317	11/18/54	(500 bp) —	(1,009)
					Monthly
CMBX NA BB.7 Index	(24,296)	126,000	8,996	1/17/47	(500 bp) —	(15,405)
					Monthly
CMBX NA BB.7 Index	(9,251)	46,000	3,284	1/17/47	(500 bp) —	(6,005)
					Monthly
CMBX NA BB.7 Index	(4,036)	20,000	1,428	1/17/47	(500 bp) —	(2,625)
					Monthly
CMBX NA BB.9 Index	(5,935)	79,000	4,677	9/17/58	(500 bp) —	(1,324)
					Monthly
CMBX NA BB.9 Index	(3,956)	45,000	2,664	9/17/58	(500 bp) —	(1,330)
					Monthly
CMBX NA BB.9 Index	(3,677)	43,000	2,546	9/17/58	(500 bp) —	(1,168)
					Monthly

92 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(3,274)	$27,000	$1,598	9/17/58	(500 bp) —	$(1,698)
					Monthly
CMBX NA BB.9 Index	(1,697)	14,000	829	9/17/58	(500 bp) —	(880)
					Monthly
Upfront premium received	—	Unrealized appreciation				71,545
Upfront premium (paid)	(591,038)	Unrealized (depreciation)				(258,906)
Total	$(591,038)	Total				$(187,361)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 33	B+/P	$(1,681,663)	$25,071,000	$1,681,687	12/20/24	500 bp —	$10,471
Index						Quarterly
NA IG Series 33	BBB+/P	(774,252)	38,000,000	755,440	12/20/24	100 bp —	(11,423)
Index						Quarterly
Total		$(2,455,915)					$(952)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2019.

Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19
	Upfront
	premium			Termi-	Payments
Referenced	received	Notional		nation	(paid)	Unrealized
debt*	(paid)**	amount	Value	date	by fund	depreciation
NA HY Series 33	$1,895,250	$28,494,000	$1,911,292	12/20/24	(500 bp) —	$(27,914)
Index					Quarterly
Total	$1,895,250					$(27,914)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Dynamic Asset Allocation Growth Fund 93

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Basic materials	$68,109,318	$—	$—
Capital goods	117,277,561	—	—
Communication services	98,974,918	—	—
Conglomerates	13,203,930	—	—
Consumer cyclicals	252,009,305	—	4
Consumer staples	201,214,834	—	399
Energy	80,476,616	—	6,259
Financials	338,998,284	—	—
Health care	214,899,697	—	—
Technology	414,720,072	—	—
Transportation	44,871,386	—	—
Utilities and power	74,507,371	90,621	—
Total common stocks	1,919,263,292	90,621	6,662

Asset-backed securities	—	9,914,166	—
Convertible bonds and notes	—	109,945	—
Convertible preferred stocks	—	252,793	6,800
Corporate bonds and notes	—	285,816,045	161
Foreign government and agency bonds and notes	—	10,537,774	—
Mortgage-backed securities	—	52,239,752	—
Preferred stocks	—	176,131	—
Purchased options outstanding	—	762,058	—
Senior loans	—	3,195,578	—
U.S. government and agency mortgage obligations	—	135,487,363	—
Warrants	—	3,074,154	—
Short-term investments	259,854,989	149,172,454	—
Totals by level	$2,179,118,281	$650,828,834	$13,623

94 Dynamic Asset Allocation Growth Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,433,713)	$—
Futures contracts	(7,585,249)	—	—
Written options outstanding	—	(265,616)	—
TBA sale commitments	—	(12,237,187)	—
Interest rate swap contracts	—	(15,752)	—
Total return swap contracts	—	2,639,454	—
Credit default contracts	—	572,182	—
Totals by level	$(7,585,249)	$(10,740,632)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 95

Statement of assets and liabilities 9/30/19
ASSETS
Investment in securities, at value, including $11,142,577 of securities on loan (Notes 1 and 7):
Unaffiliated issuers (identified cost $2,283,879,254)	$2,559,271,902
Affiliated issuers (identified cost $270,688,836) (Notes 1 and 5)	270,688,836
Cash	125,978
Foreign currency (cost $3,816,619) (Note 1)	3,883,977
Dividends, interest and other receivables	7,253,701
Foreign tax reclaim	827,218
Receivable for shares of the fund sold	8,757,802
Receivable for investments sold	22,600,955
Receivable for sales of TBA securities (Note 1)	12,260,418
Receivable for variation margin on futures contracts (Note 1)	1,838,735
Receivable for variation margin on centrally cleared swap contracts (Note 1)	1,610,481
Unrealized appreciation on forward currency contracts (Note 1)	2,491,393
Unrealized appreciation on OTC swap contracts (Note 1)	5,602,101
Premium paid on OTC swap contracts (Note 1)	594,556
Prepaid assets	41,711
Total assets	2,897,849,764

LIABILITIES
Payable for investments purchased	4,789,038
Payable for purchases of delayed delivery securities (Note 1)	378,724
Payable for purchases of TBA securities (Note 1)	43,741,844
Payable for shares of the fund repurchased	26,911,897
Payable for compensation of Manager (Note 2)	1,360,797
Payable for custodian fees (Note 2)	216,388
Payable for investor servicing fees (Note 2)	558,908
Payable for Trustee compensation and expenses (Note 2)	461,595
Payable for administrative services (Note 2)	11,072
Payable for distribution fees (Note 2)	1,261,929
Payable for variation margin on futures contracts (Note 1)	85,263
Payable for variation margin on centrally cleared swap contracts (Note 1)	1,574,145
Unrealized depreciation on OTC swap contracts (Note 1)	2,745,528
Premium received on OTC swap contracts (Note 1)	771,292
Unrealized depreciation on forward currency contracts (Note 1)	3,925,106
Written options outstanding, at value (premiums $643,481) (Note 1)	265,616
TBA sale commitments, at value (proceeds receivable $12,249,570) (Note 1)	12,237,187
Collateral on securities loaned, at value (Note 1)	11,413,847
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 7)	580,000
Other accrued expenses	504,409
Total liabilities	113,794,585

Net assets	$2,784,055,179

(Continued on next page)

96 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities cont.
REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,542,420,850
Total distributable earnings (Note 1)	241,634,329
Total — Representing net assets applicable to capital shares outstanding	$2,784,055,179

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,546,131,297 divided by 97,177,479 shares)	$15.91
Offering price per class A share (100/94.25 of $15.91)*	$16.88
Net asset value and offering price per class B share ($45,144,251 divided by 2,915,106 shares)**	$15.49
Net asset value and offering price per class C share ($227,681,304 divided by 15,390,864 shares)**	$14.79
Net asset value and redemption price per class M share
($26,600,453 divided by 1,720,263 shares)	$15.46
Offering price per class M share (100/96.50 of $15.46)*	$16.02
Net asset value, offering price and redemption price per class P share
($258,037,538 divided by 15,966,045 shares)	$16.16
Net asset value, offering price and redemption price per class R share
($28,350,549 divided by 1,830,078 shares)	$15.49
Net asset value, offering price and redemption price per class R5 share
($15,464,141 divided by 959,915 shares)	$16.11
Net asset value, offering price and redemption price per class R6 share
($307,909,427 divided by 19,056,692 shares)	$16.16
Net asset value, offering price and redemption price per class Y share
($328,736,219 divided by 20,394,175 shares)	$16.12

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 97

Statement of operations Year ended 9/30/19
INVESTMENT INCOME
Dividends (net of foreign tax of $1,669,706)	$48,057,600
Interest (net of foreign tax of $223) (including interest income of $5,375,338 from investments
in affiliated issuers) (Note 5)	29,975,482
Securities lending (net of expenses) (Notes 1 and 5)	126,015
Total investment income	78,159,097

EXPENSES
Compensation of Manager (Note 2)	16,553,174
Investor servicing fees (Note 2)	3,995,226
Custodian fees (Note 2)	297,227
Trustee compensation and expenses (Note 2)	126,491
Distribution fees (Note 2)	7,126,769
Administrative services (Note 2)	83,594
Other	980,735
Total expenses	29,163,216

Expense reduction (Note 2)	(118,474)
Net expenses	29,044,742

Net investment income	49,114,355

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(34,505,872)
Net increase from payments by affiliates (Note 2)	3,371
Foreign currency transactions (Note 1)	(214,367)
Forward currency contracts (Note 1)	(4,215,881)
Futures contracts (Note 1)	(30,699,300)
Swap contracts (Note 1)	(1,577,750)
Written options (Note 1)	462,567
Total net realized loss	(70,747,232)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(15,483,926)
Assets and liabilities in foreign currencies	(70,713)
Forward currency contracts	(1,151,673)
Futures contracts	(6,744,273)
Swap contracts	2,176,267
Written options	370,556
Total change in net unrealized depreciation	(20,903,762)

Net loss on investments	(91,650,994)

Net decrease in net assets resulting from operations	$(42,536,639)

The accompanying notes are an integral part of these financial statements.

98 Dynamic Asset Allocation Growth Fund

Statement of changes in net assets
INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/19	Year ended 9/30/18
Operations
Net investment income	$49,114,355	$44,486,918
Net realized gain (loss) on investments
and foreign currency transactions	(70,747,232)	249,083,216
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(20,903,762)	(18,884,282)
Net increase (decrease) in net assets resulting
from operations	(42,536,639)	274,685,852
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(16,928,371)	(28,452,691)
Class B	(92,008)	(702,570)
Class C	(756,699)	(3,747,365)
Class M	(164,231)	(372,694)
Class P	(3,647,522)	(5,567,352)
Class R	(265,498)	(556,028)
Class R5	(226,964)	(352,890)
Class R6	(4,154,251)	(5,353,555)
Class Y	(4,429,723)	(6,050,722)
Net realized short-term gain on investments
Class A	(24,640,185)	(51,915,217)
Class B	(860,931)	(2,314,577)
Class C	(4,130,316)	(10,384,053)
Class M	(452,931)	(995,529)
Class P	(3,807,374)	(8,295,075)
Class R	(504,062)	(1,106,458)
Class R5	(261,959)	(536,575)
Class R6	(4,442,505)	(8,098,618)
Class Y	(5,158,166)	(9,645,371)
From net realized long-term gain on investments
Class A	(94,986,972)	(72,138,515)
Class B	(3,318,857)	(3,216,208)
Class C	(15,922,212)	(14,429,105)
Class M	(1,746,032)	(1,383,332)
Class P	(14,677,281)	(11,526,378)
Class R	(1,943,138)	(1,537,473)
Class R5	(1,009,841)	(745,594)
Class R6	(17,125,689)	(11,253,391)
Class Y	(19,884,531)	(13,402,675)
Increase from capital share transactions (Note 4)	63,062,212	217,783,100
Total increase (decrease) in net assets	(225,012,676)	218,388,941

NET ASSETS
Beginning of year	3,009,067,855	2,790,678,914
End of year	$2,784,055,179	$3,009,067,855

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 99

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [d]
Class A
September 30, 2019	$17.77	.27	(.68)	(.41)	(.18)	(1.27)	(1.45)	$15.91	(1.25)	$1,546,131	1.06	1.73	117
September 30, 2018	17.83	.26	1.43	1.69	(.33)	(1.42)	(1.75)	17.77	9.85	1,689,770	1.07	1.51	109
September 30, 2017	15.50	.23	2.35	2.58	(.06)	(.19)	(.25)	17.83	16.84	1,586,679	1.08	1.41	124
September 30, 2016	15.05	.20	1.21	1.41	(.31)	(.65)	(.96)	15.50	9.73	1,482,617	1.08[e]	1.32[e]	216
September 30, 2015	17.58	.17	(.29)	(.12)	(.34)	(2.07)	(2.41)	15.05	(1.26)	1,385,646	1.05	1.05	196
Class B
September 30, 2019	$17.29	.15	(.65)	(.50)	(.03)	(1.27)	(1.30)	$15.49	(1.98)	$45,144	1.81	.96	117
September 30, 2018	17.37	.12	1.40	1.52	(.18)	(1.42)	(1.60)	17.29	9.06	60,391	1.82	.73	109
September 30, 2017	15.17	.10	2.29	2.39	—	(.19)	(.19)	17.37	15.90	71,515	1.83	.63	124
September 30, 2016	14.72	.08	1.20	1.28	(.18)	(.65)	(.83)	15.17	8.95	77,832	1.83[e]	.56[e]	216
September 30, 2015	17.22	.05	(.29)	(.24)	(.19)	(2.07)	(2.26)	14.72	(2.02)	84,801	1.80	.28	196
Class C
September 30, 2019	$16.61	.14	(.64)	(.50)	(.05)	(1.27)	(1.32)	$14.79	(2.05)	$227,681	1.81	.97	117
September 30, 2018	16.78	.12	1.34	1.46	(.21)	(1.42)	(1.63)	16.61	9.06	267,363	1.82	.74	109
September 30, 2017	14.65	.10	2.22	2.32	—	(.19)	(.19)	16.78	15.99	288,335	1.83	.66	124
September 30, 2016	14.30	.08	1.14	1.22	(.22)	(.65)	(.87)	14.65	8.85	253,401	1.83[e]	.58[e]	216
September 30, 2015	16.82	.05	(.27)	(.22)	(.23)	(2.07)	(2.30)	14.30	(1.99)	209,239	1.80	.30	196
Class M
September 30, 2019	$17.30	.19	(.66)	(.47)	(.10)	(1.27)	(1.37)	$15.46	(1.76)	$26,600	1.56	1.23	117
September 30, 2018	17.38	.17	1.39	1.56	(.22)	(1.42)	(1.64)	17.30	9.33	30,128	1.57	.99	109
September 30, 2017	15.14	.15	2.28	2.43	—	(.19)	(.19)	17.38	16.20	33,775	1.58	.91	124
September 30, 2016	14.72	.12	1.18	1.30	(.23)	(.65)	(.88)	15.14	9.15	29,745	1.58[e]	.82[e]	216
September 30, 2015	17.23	.09	(.28)	(.19)	(.25)	(2.07)	(2.32)	14.72	(1.71)	28,800	1.55	.54	196
Class P
September 30, 2019	$18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	$16.16	(.87)	$258,038.65		2.15	117
September 30, 2018	18.07	.34	1.45	1.79	(.40)	(1.42)	(1.82)	18.04	10.34	261,163.66		1.92	109
September 30, 2017	15.66	.31	2.37	2.68	(.08)	(.19)	(.27)	18.07	17.32	247,817.67		1.85	124
September 30, 2016†	15.60	.02	.04	.06	—	—	—	15.66	.38*	198,605	.06*	.14*	216
Class R
September 30, 2019	$17.34	.22	(.66)	(.44)	(.14)	(1.27)	(1.41)	$15.49	(1.52)	$28,351	1.31	1.47	117
September 30, 2018	17.45	.22	1.39	1.61	(.30)	(1.42)	(1.72)	17.34	9.59	33,615	1.32	1.26	109
September 30, 2017	15.19	.19	2.30	2.49	(.04)	(.19)	(.23)	17.45	16.54	31,963	1.33	1.18	124
September 30, 2016	14.74	.16	1.18	1.34	(.24)	(.65)	(.89)	15.19	9.42	23,273	1.33[e]	1.09[e]	216
September 30, 2015	17.28	.13	(.28)	(.15)	(.32)	(2.07)	(2.39)	14.74	(1.50)	12,375	1.30	.80	196

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 101

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [d]
Class R5
September 30, 2019	$17.98	.32	(.69)	(.37)	(.23)	(1.27)	(1.50)	$16.11	(.98)	$15,464.79		1.99	117
September 30, 2018	18.04	.32	1.43	1.75	(.39)	(1.42)	(1.81)	17.98	10.13	17,967.80		1.79	109
September 30, 2017	15.67	.24	2.42	2.66	(.10)	(.19)	(.29)	18.04	17.19	2,228.81		1.46	124
September 30, 2016	15.21	.23	1.23	1.46	(.35)	(.65)	(1.00)	15.67	9.98	4,112	.81[e]	1.53[e]	216
September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	15.21	(1.00)	7,051.80		1.31	196
Class R6
September 30, 2019	$18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	$16.16	(.91)	$307,909.69		2.11	117
September 30, 2018	18.07	.33	1.45	1.78	(.39)	(1.42)	(1.81)	18.04	10.30	301,016.70		1.89	109
September 30, 2017	15.71	.31	2.36	2.67	(.12)	(.19)	(.31)	18.07	17.25	232,495.71		1.85	124
September 30, 2016	15.24	.26	1.23	1.49	(.37)	(.65)	(1.02)	15.71	10.16	135,367	.71[e]	1.72[e]	216
September 30, 2015	17.78	.23	(.30)	(.07)	(.40)	(2.07)	(2.47)	15.24	(.94)	59,064.70		1.42	196
Class Y
September 30, 2019	$17.99	.31	(.68)	(.37)	(.23)	(1.27)	(1.50)	$16.12	(.99)	$328,736.81		1.98	117
September 30, 2018	18.03	.31	1.44	1.75	(.37)	(1.42)	(1.79)	17.99	10.14	347,654.82		1.77	109
September 30, 2017	15.66	.28	2.36	2.64	(.08)	(.19)	(.27)	18.03	17.11	295,870.83		1.70	124
September 30, 2016	15.21	.24	1.22	1.46	(.36)	(.65)	(1.01)	15.66	9.95	186,911	.83[e]	1.59[e]	216
September 30, 2015	17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	15.21	(.96)	254,253.80		1.31	196

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 103

Notes to financial statements 9/30/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2018 through September 30, 2019.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

104 Dynamic Asset Allocation Growth Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Dynamic Asset Allocation Growth Fund 105

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

106 Dynamic Asset Allocation Growth Fund

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent

Dynamic Asset Allocation Growth Fund 107

and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an

108 Dynamic Asset Allocation Growth Fund

independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or

Dynamic Asset Allocation Growth Fund 109

repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,933,918 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,893,118 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,818,966 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $11,413,847 and the value of securities loaned amounted to $11,142,577.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

110 Dynamic Asset Allocation Growth Fund

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$72,835,960	$—	$72,835,960

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from unrealized gains and losses on passive foreign investment companies, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $4,649,880 to decrease undistributed net investment income, $5,749 to increase paid-in capital and $4,644,131 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$343,001,390
Unrealized depreciation	(73,422,080)
Net unrealized appreciation	269,579,310
Undistributed ordinary income	44,832,868
Capital loss carryforward	(72,835,960)
Cost for federal income tax purposes	$2,542,055,547

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

Dynamic Asset Allocation Growth Fund 111

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.590% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $3,371 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,646,759	Class R	50,941
Class B	85,230	Class R5	23,608
Class C	405,997	Class R6	149,478
Class M	46,909	Class Y	560,501
Class P	25,803	Total	$3,995,226

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $36,311 under the expense offset arrangements and by $82,163 under the brokerage/ service arrangements.

112 Dynamic Asset Allocation Growth Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,008, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$3,887,781
Class B	1.00%	1.00%	500,023
Class C	1.00%	1.00%	2,382,924
Class M	1.00%	0.75%	206,495
Class R	1.00%	0.50%	149,546
Total			$7,126,769

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $308,883 and $4,248 from the sale of class A and class M shares, respectively, and received $15,203 and $5,310 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,330 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,834,820,874	$2,912,778,410
U.S. government securities (Long-term)	—	—
Total	$2,834,820,874	$2,912,778,410

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Dynamic Asset Allocation Growth Fund 113

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	7,167,070	$111,940,126	12,015,924	$207,255,312
Shares issued in connection with
reinvestment of distributions	9,383,006	132,394,217	8,630,489	147,149,841
	16,550,076	244,334,343	20,646,413	354,405,153
Shares repurchased	(14,442,171)	(225,219,584)	(14,570,153)	(254,579,467)
Net increase	2,107,905	$19,114,759	6,076,260	$99,825,686

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	54,754	$833,182	136,009	$2,287,010
Shares issued in connection with
reinvestment of distributions	306,094	4,230,226	367,156	6,127,834
	360,848	5,063,408	503,165	8,414,844
Shares repurchased	(938,028)	(14,390,514)	(1,126,887)	(19,148,726)
Net decrease	(577,180)	$(9,327,106)	(623,722)	$(10,733,882)

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	2,572,362	$37,528,167	4,499,685	$73,598,945
Shares issued in connection with
reinvestment of distributions	1,538,954	20,314,197	1,731,364	27,753,760
	4,111,316	57,842,364	6,231,049	101,352,705
Shares repurchased	(4,819,423)	(70,192,551)	(7,316,730)	(117,415,413)
Net decrease	(708,107)	$(12,350,187)	(1,085,681)	$(16,062,708)

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	132,223	$1,978,236	255,118	$4,371,857
Shares issued in connection with
reinvestment of distributions	171,427	2,360,551	164,034	2,734,451
	303,650	4,338,787	419,152	7,106,308
Shares repurchased	(324,518)	(4,923,819)	(620,874)	(10,881,946)
Net decrease	(20,868)	$(585,032)	(201,722)	$(3,775,638)

114 Dynamic Asset Allocation Growth Fund

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class P	Shares	Amount	Shares	Amount
Shares sold	6,145,720	$97,185,606	4,958,883	$87,994,480
Shares issued in connection with
reinvestment of distributions	1,551,418	22,132,177	1,472,696	25,388,805
	7,697,138	119,317,783	6,431,579	113,383,285
Shares repurchased	(6,207,874)	(99,893,128)	(5,667,955)	(100,499,631)
Net increase	1,489,264	$19,424,655	763,624	$12,883,654

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	270,633	$4,085,345	543,322	$9,202,679
Shares issued in connection with
reinvestment of distributions	177,493	2,444,078	163,612	2,727,405
	448,126	6,529,423	706,934	11,930,084
Shares repurchased	(556,424)	(8,484,498)	(600,303)	(10,170,684)
Net increase (decrease)	(108,298)	$(1,955,075)	106,631	$1,759,400

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class R5	Shares	Amount	Shares	Amount
Shares sold	75,835	$1,205,207	931,200	$16,827,876
Shares issued in connection with
reinvestment of distributions	105,103	1,498,770	94,951	1,635,059
	180,938	2,703,977	1,026,151	18,462,935
Shares repurchased	(220,086)	(3,300,807)	(150,628)	(2,665,808)
Net increase (decrease)	(39,148)	$(596,830)	875,523	$15,797,127

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	4,581,676	$72,449,734	6,233,264	$110,880,690
Shares issued in connection with
reinvestment of distributions	1,799,921	25,720,873	1,431,377	24,705,564
	6,381,597	98,170,607	7,664,641	135,586,254
Shares repurchased	(4,014,369)	(64,293,066)	(3,841,915)	(68,377,756)
Net increase	2,367,228	$33,877,541	3,822,726	$67,208,498

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	6,112,924	$97,057,274	6,858,331	$121,023,261
Shares issued in connection with
reinvestment of distributions	1,958,663	27,950,117	1,608,753	27,718,819
	8,071,587	125,007,391	8,467,084	148,742,080
Shares repurchased	(6,997,716)	(109,547,904)	(5,554,670)	(97,861,117)
Net increase	1,073,871	$15,459,487	2,912,414	$50,880,963

At the close of the reporting period, the Putnam RetirementReady Funds owned 9.7% of the outstanding shares of the fund.

Dynamic Asset Allocation Growth Fund 115

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/18	cost	proceeds	income	of 3/31/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$6,294,475	$224,178,880	$219,059,508	$405,845	$11,413,847
Putnam Short Term
Investment Fund**	228,635,519	631,677,426	601,037,956	5,375,338	259,274,989
Total Short-term
investments	$234,929,994	$855,856,306	$820,097,464	$5,781,183	$270,688,836

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

There were no realized or unrealized gains or losses during the period.

Note 6: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Purchased currency option contracts (contract amount)	$59,200,000
Written equity option contracts (contract amount)	—*
Written currency option contracts (contract amount)	$65,500,000
Futures contracts (number of contracts)	7,000
Forward currency contracts (contract amount)	$612,100,000
Centrally cleared interest rate swap contracts (notional)	$186,300,000
OTC total return swap contracts (notional)	$317,900,000
OTC credit default contracts (notional)	$23,200,000
Centrally cleared credit default contracts (notional)	$91,300,000
Warrants (number of warrants)	1,200,000

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

116 Dynamic Asset Allocation Growth Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$2,895,345*	Unrealized depreciation	$2,323,163*
Foreign exchange
contracts	Investments, Receivables	3,253,451	Payables	4,190,722
Payables, Net assets —
Equity contracts	Investments, Receivables	8,169,484	Unrealized depreciation	8,964,574*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	583,262*	Unrealized depreciation	1,675,565*
Total		$14,901,542		$17,154,024

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$3,180,959	$3,180,959
Foreign exchange
contracts	—	282,668	—	(4,215,881)	—	$(3,933,213)
Equity contracts	1,140,759	(94,569)	(22,124,217)	—	(73,780)	$(21,151,807)
Interest rate contracts	—	—	(8,575,083)	—	(4,684,929)	$(13,260,012)
Total	$1,140,759	$188,099	$(30,699,300)	$(4,215,881)	$(1,577,750)	$(35,164,073)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(150,384)	$(150,384)
Foreign exchange
contracts	—	54,509	—	(1,151,673)	—	$(1,097,164)
Equity contracts	945,287	—	(7,155,079)	—	2,215,973	$(3,993,819)
Interest rate contracts	—	—	410,806	—	110,678	$521,484
Total	$945,287	$54,509	$(6,744,273)	$(1,151,673)	$2,176,267	$(4,719,883)

Dynamic Asset Allocation Growth Fund 117

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$1,571,283	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,571,283
OTC Total return swap
contracts*#	—	3,007	—	—	2,150,551	—	2,965	2,945,735	—	—	822	—	—	—	—	—	—	5,103,080
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	349	9,333	8,398	—	—	12,248	198	1,895	—	—	—	—	32,421
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	84,355	134,971	42,566	—	—	84,287	23,739	38,043	—	—	—	—	407,961
Centrally cleared credit
default contracts§	—	—	39,198	—	—	—	—	—	—	—	—	—	—	—	—	—	—	39,198
Futures contracts§	—	—	—	1,804,688	—	—	—	—	—	—	34,047	—	—	—	—	—	—	1,838,735
Forward currency contracts #	318,208	272,383	—	—	169,588	—	8,210	729,429	371,631	487,178	—	—	—	25,066	68,536	35,600	5,564	2,491,393
Purchased options **#	249,468	—	—	—	256,295	—	—	256,295	—	—	—	—	—	—	—	—	—	762,058
Total Assets	$567,676	$275,390	$1,610,481	$1,804,688	$2,576,434	$84,704	$155,479	$3,982,423	$371,631	$487,178	$131,404	$23,937	$39,938	$25,066	$68,536	$35,600	$5,564	$12,246,129
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	1,563,258	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,563,258
OTC Total return swap
contracts*#	—	1,564	—	—	2,273,070	—	20	188,964	—	—	8	—	—	—	—	—	—	2,463,626
OTC Credit default
contracts — protection sold*#	12,530	—	—	—	—	64,013	15,422	221,523	—	—	28,353	7,401	46,473	—	—	—	—	395,715
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	4,284	—	—	—	—	—	—	—	—	—	—	—	4,284
Centrally cleared credit
default contracts§	—	—	10,887	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,887
Futures contracts§	—	—	—	33,622	—	—	—	—	—	—	51,641	—	—	—	—	—	—	85,263
Forward currency contracts #	987,411	189,668	—	—	486,702	—	39,859	168,225	396,502	408,672	—	—	—	698,949	299,608	60,394	189,116	3,925,106
Written options #	—	—	—	—	132,808	—	—	132,808	—	—	—	—	—	—	—	—	—	265,616
Total Liabilities	$999,941	$191,232	$1,574,145	$33,622	$2,892,580	$68,297	$55,301	$711,520	$396,502	$408,672	$80,002	$7,401	$46,473	$698,949	$299,608	$60,394	$189,116	$8,713,755
Total Financial and
Derivative Net Assets	$(432,265)	$84,158	$36,336	$1,771,066	$(316,146)	$16,407	$100,178	$3,270,903	$(24,871)	$78,506	$51,402	$16,536	$(6,535)	$(673,883)	$(231,072)	$(24,794)	$(183,552)	$3,532,374
Total collateral received
(pledged)†##	$(432,265)	$84,158	$—	$—	$(316,146)	$—	$100,178	$2,933,918	$—	$78,506	$51,402	$—	$(6,535)	$(598,032)	$(231,072)	$—	$—
Net amount	$—	$—	$36,336	$1,771,066	$—	$16,407	$—	$336,985	$(24,871)	$—	$—	$16,536	$—	$(75,851)	$—	$(24,794)	$(183,552)

118 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 119

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Controlled collateral
received (including TBA
commitments)**	$—	$180,000	$—	$—	$—	$—	$130,000	$—	$—	$160,000	$110,000	$—	$—	$—	$—	$—	$—	$580,000
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$2,933,918	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,933,918
Collateral (pledged) (including
TBA commitments)**	$(438,809)	$—	$—	$—	$(411,885)	$—	$—	$—	$—	$—	$—	$—	$(44,892)	$(598,032)	$(325,348)	$—	$—	$(1,818,966)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $17,227,484 and $1,925,123, respectively.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

The fund designated 57.07% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 93.29%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $19,284,784 of distributions paid as qualifying to be taxed as interest-related dividends, and $43,996,411 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

120 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 121

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

122 Dynamic Asset Allocation Growth Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Asset Allocation Growth Fund 123

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

124 Dynamic Asset Allocation Growth Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
The Putnam Advisory Company, LLC	Manoj P. Singh	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
Independent Registered Public	Proxy Voting and Corporate	Mark C. Trenchard
Accounting Firm	Governance, Assistant Clerk,	Vice President
PricewaterhouseCoopers LLP	and Assistant Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN058 318419 11/19

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2019	$221,793	$ —	$37,038	$ —
September 30, 2018	$219,658	$6,061*	$44,633	$3,963

*	Fees billed to the fund for services relating to a review of certain trading activity that was the subject of a settlement between Putnam Investment Management, LLC and the Securities and Exchange Commission.

For the fiscal years ended September 30, 2019 and September 30, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $584,022 and $579,057 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2019	$ —	$546,984	$ —	$ —
September 30, 2018	$ —	$524,401	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 26, 2019